PAGE

                                                RULE 497(e)
                                                File No. 33-59692




                               [LOGO]




                         RYDEX SERIES TRUST
                             PROSPECTUS

   6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                  (800) 820-0888     (301) 468-8520

   Rydex Series Trust (the "Trust") is a no-load mutual fund complex with nine separate investment portfolios (the "Funds" or "Rydex Funds"), seven of which Funds are described in this P r o s pectus. The Funds are principally designed for professional money managers and investors who intend to invest in the Funds as part of an asset-allocation or market-timing investment strategy. Sales are made, without sales charge, at each Fund s per share net asset value.

   Except for the Rydex U.S. Government Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. Each of these Funds seeks investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional Funds may be created from time to time.

   The following are the Funds and their benchmarks:

          FUND                          BENCHMARK

   The Nova Fund       150% of the performance of the S&P 500
                       Composite Stock Price IndexTM

   The Ursa Fund       Inverse (opposite) of the S&P 500 Composite
                       Stock Price IndexTM
   Rydex OTC Fund      NASDAQ 100 IndexTM (NDX)

   Rydex Precious      Philadelphia Stock Exchange Gold/Silver
   Metals Fund         IndexTM (XAU)




   PAGE

   Rydex U.S.          120% of the price movement of current Long
   Government Bond     Treasury Bond
   Fund
   The Juno Fund       Inverse (opposite) of the price movement of
                       the current Long Treasury Bond

   The Trust also offers The Rydex U.S. Government Money Market Fund. This Fund seeks to provide security of principal, high current income, and liquidity by investing primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities. The securities of the Rydex U.S. Government Money Market Fund are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and an investment in this Fund is neither insured nor guaranteed by the United States Government. The Rydex U.S. Government Money Market Fund seeks to maintain a constant
   $1.00 net asset value per share, although this cannot be assured.

   The  Funds  (other than the Rydex U.S. Government Money Market
   Fund) may engage in certain aggressive investment techniques, which include engaging in short sales and transactions in options and futures contracts. The Nova Fund and the Rydex U.S. Government Bond Fund may use the speculative technique known as leverage to increase funds available for investment (see "Other Investment Policies"). Investors in the Nova Fund may experience substantial losses during sustained periods of falling equity prices. Investors in the Ursa Fund and the Juno Fund may experience substantial losses during sustained periods of rising equity prices and rising bond prices, r e s pectively. Because of the inherent risks in any investment, there can be no assurance that any Fund s investment objective will be achieved.

   None of the Funds alone constitutes a balanced investment plan, and certain of the Funds involve special risks not traditionally associated with investment companies. The nature of the Funds generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that a Fund will not qualify as a regulated investment company under the Federal tax laws. The Trust is not intended for investors whose principal objective is current income or preservation of capital and may not be a suitable investment for persons who intend to follow an "invest and hold" strategy. See "Special Risk Considerations."

                       ADDITIONAL INFORMATION



                                       2





   The  Trust  also  offers  the Rydex Institutional Money Market
   Fund and the Rydex High Yield Fund, each of which series of the Trust is described in a separate prospectus.

   Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know about the Trust before investing. A Statement of Additional Information, dated November 1, 1996, as supplemented May 1, 1997, containing additional information about the Trust has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this Statement of Additional Information is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the t e lephone numbers above. The Securities and Exchange Commission also maintains a Web site ( http://www.sec.gov ) that contains this Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
   COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         The date of this Prospectus is November 1, 1996, as supplemented May 1, 1997.






















                                       3





                          TABLE OF CONTENTS

                                                Page
   PROSPECTUS SUMMARY                           4

   FEES AND EXPENSES OF THE FUNDS               7

   FINANCIAL HIGHLIGHTS OF THE FUNDS            9

   INVESTMENT OBJECTIVES AND POLICIES           16

   SPECIAL RISK CONSIDERATIONS                  21

   INVESTMENT TECHNIQUES AND OTHER
     INVESTMENT POLICIES                        22

   PORTFOLIO TRANSACTIONS AND BROKERAGE         29

   HOW TO INVEST IN THE FUNDS                   29

   REDEEMING AN INVESTMENT (WITHDRAWALS)        30

   EXCHANGES                                    31

   PROCEDURES FOR REDEMPTIONS AND
     EXCHANGES                                  32

   DETERMINATION OF NET ASSET VALUE             33

   TAX-SHELTERED RETIREMENT PLANS               34

   TRANSACTION CHARGES                          35

   DIVIDENDS AND DISTRIBUTIONS                  35

   TAXES                                        35

   MANAGEMENT OF THE TRUST                      37

   PERFORMANCE INFORMATION                      38

   GENERAL INFORMATION ABOUT THE TRUST          41











                                       4





                         PROSPECTUS SUMMARY

   THE RYDEX FUNDS

   Each Fund has its own distinct investment objective. There is, of course, no guarantee that any Fund will achieve its investment objective. The investment objectives of the Funds are as follows:

   The Nova Fund. The Nova Fund s investment objective is to provide investment returns that correspond to 150% of the performance of the Standard & Poor s 500 Composite Stock Price IndexTM (the "S&P500 Index"). In attempting to achieve its objective, the Nova Fund expects that a substantial portion of its assets usually will be devoted to investment techniques i n c luding certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. In contrast to returns on a mutual fund that seeks to approximate the return of the S&P500 Index, the Nova Fund should increase gains during periods when the prices of the securities in the S&P500 Index are rising and increase losses to investors during periods when such prices are declining. Investors in the Nova Fund could experience substantial losses during sustained periods of falling equity prices.

   The Ursa Fund. The Ursa Fund s investment objective is to provide investment results that will inversely correlate to the performance of the S&P500 Index. The Ursa Fund seeks to achieve this inverse correlation result on each trading day. If the Ursa Fund is successful in meeting this objective, the net asset value on Ursa Fund shares will increase for each day in direct proportion to any decreases in the level of the S&P500 Index. Conversely, the net asset value on Ursa Fund shares will decrease for each day in direct proportion to any increases in the level of the S&P500 Index. In seeking to achieve its objective, the Ursa Fund primarily engages in short sales and certain transactions in stock index futures contracts, options on stock index futures contracts, and option on securities and stock indexes. The Ursa Fund involves special risks not traditionally associated with investment companies. Investors in the Ursa Fund may experience substantial losses during sustained periods of rising equity prices.

   The  Rydex  OTC  Fund.   The investment objective of the Rydex
   OTC  Fund  (the  "OTC  Fund") is to provide investment results
   t h a t correspond to a benchmark for over-the-counter securities. The OTC Fund s current benchmark is the NASDAQ 100 IndexTM. The OTC Fund does not aim to hold all of the 100 securities included on the NASDAQ 100 IndexTM. Instead, the OTC Fund intends to hold representative securities included in

                                       5





   the NASDAQ 100 IndexTM or other instruments which are expected to provide returns that correspond to those of the NASDAQ 100 IndexTM. The OTC Fund may engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

   The Rydex Precious Metals Fund. The investment objective of the Rydex Precious Metals Fund (the "Metals Fund") is to
   provide investment results that correspond to a benchmark primarily for metals-related securities. The Metals Fund s c u r r ent benchmark is the Philadelphia Stock Exchange
   Gold/Silver IndexTM (the "XAU Index"). To achieve its objective, the Metals Fund invests in securities included in the XAU Index. In addition, the Metals Fund may invest in other securities that are expected to perform in a manner that will assist the Metals Fund s performance to track closely the XAU Index. The Metals Fund may invest in securities of foreign issuers. These securities present certain risks not present in domestic investments and expose the investor to general market conditions which differ significantly from those in the United States.

   The Rydex U.S. Government Bond Fund. The investment objective of the Rydex U.S. Government Bond Fund (the "Bond Fund") is to provide investment results that correspond to a benchmark for U.S. Government securities. The Bond Fund s current benchmark is 120% of the price movement of the Current Long Treasury Bond (the "Long Bond"), without consideration of interest paid. In attempting to achieve its objective, the Bond Fund invests primarily in obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government ("U.S. Government Securities"). The Bond Fund may engage in transactions in futures contracts and options on futures contracts on U.S. Treasury bonds. The Bond Fund also may invest in U.S. Treasury zero coupon bonds.

   The Juno Fund. The Juno Fund s investment objective is to provide total return before expenses and costs that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Juno Fund seeks to achieve this inverse correlation result on each trading day. The Long Bond is the Juno Fund s current benchmark. In seeking its objective, the Juno Fund will employ certain investment techniques including engaging in short sales and transactions in futures contracts and options thereon. If the Juno Fund is successful in meeting its objective, the total return on its shares before expenses and costs will increase for each day proportionally to any decreases in the price of the Long Bond. Conversely, the total return on its shares before expenses and cost will decrease for each day proportionally to any

                                       6





   increases in the price of the Long Bond. Investors in the Juno Fund may experience substantial losses during periods of falling interest rates/rising bond prices.

   The Rydex U.S. Government Money Market Fund. The investment objective of the Rydex U.S. Government Money Market Fund (the "Money Market Fund") is to provide security of principal, high current income, and liquidity. To achieve its objective, the M o n e y Market Fund invests primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or
   i n strumentalities, as well as in repurchase agreements collateralized fully by U.S. Government Securities.

   A discussion of each Fund s investment objective(s) and policies is provided below under "Investment Objectives and Policies" and "Investment Techniques and Other Investment Policies." The Trust also offers shares in the Rydex High Yield Fund and the Rydex Institutional Money Market Fund, each of which series of the Trust is described in a separate prospectus.

   SPECIAL RISK CONSIDERATIONS

   The Trust expects that a substantial portion of the assets of the Funds will be derived from professional money managers and investors who intend to invest in the Funds as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Funds may result in considerable assets moving in and out of the Funds. Consequently, the Trust expects that the Funds will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a "regulated investment company" under the Federal tax laws and may also adversely affect the ability of the Fund to meet its investment objective. For further information concerning the portfolio turnover of the Funds and the Federal tax treatment of the Funds, see "Investment Objectives and Policies" and "Taxes" in this Prospectus and "Investment Policies and Techniques" and "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

   While the Funds do not expect that the returns over a year w i l l deviate adversely from their respective current benchmarks by more than ten percent, certain factors may affect their ability to achieve this correlation. See "Special Risk Considerations" for a discussion of these factors.


                                       7





   The Funds (other than the Money Market Fund) may engage in certain aggressive investment techniques, which may include engaging in short sales and transactions in futures contracts a n d options on securities, stock indexes, and futures
   c o ntracts. As discussed more fully under "Investment Objectives and Policies" and "Investment Techniques and Other Investment Policies," these techniques are specialized and involve risks that are not traditionally associated with investment companies.

   PURCHASES, REDEMPTIONS, AND
   EXCHANGES OF TRUST  SHARES

   The shares of each Fund may be purchased and redeemed, with no sales or redemption charge, at the net asset value per share of the Fund next determined. For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Rydex Funds currently is $15,000; for all other shareholder accounts, the minimum initial investment in the Rydex Funds currently is $25,000. These minimums also apply to retirement plan accounts. Shares of any available Fund described in this Prospectus may be exchanged at any time for shares of any other available Fund, with no charge, on the basis of the relative net asset values next computed (subject t o c ompliance with applicable minimum investment requirements). The Trust reserves the right to modify its m i nimum investment requirements. Shareholders will be i n f o r med of any increase in the minimum investment requirements by a letter accompanying a new prospectus or a prospectus supplement, in which the new minimum is disclosed.

   Any time that you request a partial redemption of your Trust shares, please be aware of the currently-applicable minimum investment, because, as described below, there are circumstances under which your entire account may be closed if, as a result of your request, your account balance falls below the currently-applicable minimum investment in the Trust. A redemption from a tax-qualified retirement plan may have adverse tax consequences and a shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

   Because of the administrative expense of handling small accounts, any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently-applicable minimum investment, or
   (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, upon sixty days notice to a shareholder, the Trust may redeem an account whose

                                       8





   balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder s most recent purchase of Rydex Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment during that notice period). See "How To Invest In the Funds," "Redeeming An Investment (Withdrawals)," and "Exchanges."

   DIVIDENDS AND DISTRIBUTIONS

   Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described under "Dividends and Distributions." All such distributions of a Fund automatically will be reinvested without charge in additional shares of the same Fund unless otherwise specified by a shareholder.

   INVESTMENT ADVISER AND SERVICER

   The investment adviser of each Fund is PADCO Advisors, Inc. (the "Advisor"). PADCO Service Company, Inc. (the "Servicer") provides the Funds with general administrative, shareholder, and registrar services. Both the Advisor and the Servicer are located in Rockville, Maryland. See "Management of the Trust."

   TRANSFER AGENT AND CUSTODIAN

   The  Servicer also serves as the Trust s transfer and dividend
   disbursement  agent.   Star Bank, N.A. serves as the custodian
   of each Fund s securities and cash. See "Management of the Trust."




















                                       9





                   FEES AND EXPENSES OF THE FUNDS

   The following table illustrates all expenses and fees that a shareholder of each Fund will incur:


                                                                     The Rydex
                                                                     Precious
                                The Nova    The Ursa    The Rydex     Metals
                                  Fund        Fund      OTC Fund       Fund


   Shareholder Transaction
   Expenses
   Sales Load Imposed on           None      None          None        None
   Purchases

   Sales Load Imposed on           None      None          None        None
   Reinvested Dividends

   Deferred Sales Load             None      None          None        None
   Redemption Fees                 None      None          None        None

   Exchange Fees                   None      None          None        None
   Annual Fund Operating
   Expenses

   Management Fees                 0.75%       0.90%       0.75%       0.75%

   12b-1 Fees                      None      None          None        None
   Other Expenses
     Administrative Fees          0.25%      0.25%        0.20%       0.20%
     Additional Expenses          0.31%      0.24%        0.38%        0.38%


     Total Other Expenses         0.56%      0.49%        0.56%       0.58%
   Total Fund Operating           1.31%      1.39%        1.33%       1.33%
   Expenses*




                                                            The Rydex
                                  The Rydex                   U.S.
                                    U.S.                   Government
                                 Government    The Juno       Money
                                  Bond Fund      Fund      Market Fund



                                                 10





   Shareholder Transaction
   Expenses

   Sales Load Imposed on           None         None         None
   Purchases
   Sales Load Imposed on           None         None         None
   Reinvested Dividends

   Deferred Sales Load             None         None         None

   Redemption Fees                 None         None         None
   Exchange Fees                   None         None         None

   Annual Fund Operating
   Expenses
   Management Fees                0.50%         0.90%       0.50%

   12b-1 Fees                      None         None         None

   Other Expenses
     Administrative Fees          0.20%        0.25%        0.20%
     Additional Expenses                                          0.56%        0.49%        0.29%
     Total Other Expenses         0.76%        0.74%        0.49%

   Total Fund Operating           1.26%        1.64%        0.99%
   Expenses*




   * Retirement plans are charged an annual $15.00 maintenance fee. See "Tax-Sheltered Retirement Plans."



















                                       11





   EXAMPLE

   Assuming hypothetical investments of $1,000 in each of the Funds, a five-percent annual return, and redemption at the end of each time period, an investor in each of the Funds would pay transaction and operating expenses at the end of each year as follows:

                        1 Year   3 Years  5 Years  10 years
   The Nova Fund        $13.34    $41.52   $71.82   $157.90
   The Ursa Fund        $14.15    $44.00   $76.05   $169.86
   Rydex OTC Fund       $13.54    $42.14   $72.88   $160.14
   Rydex Precious       $13.54    $42.14   $72.88   $160.14
     Metals Fund
   Rydex U.S.
   Government           $12.84    $39.96   $69.16   $152.56
     Bond Fund
   The Juno Fund        $16.68    $51.73   $89.17   $194.37
   Rydex U.S.
    Government Money    $10.10    $31.53   $54.71   $121.30
    Market Fund

   T h e same level of expenses would be incurred if the investments were held throughout the period indicated.

   The preceding table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investor in each of the Funds. The percentages shown above are based on actual expenses incurred by the Funds for the fiscal year ended June 30, 1996. The five-percent assumed annual return is for comparison purposes only. The actual return for a particular Fund in future periods may be more or less depending on market conditions, and the actual expenses an investor incurs in future periods may be more or less than those shown above and will depend on the amount invested and on the actual growth rate of the particular Fund. For a more complete discussion of the fees connected with an investment in the Funds and the services provided to the Funds, see "Management of the Trust" in this Prospectus and in the Statement of Additional Information.









                                       12





   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report t h ereon appears in the Trust's 1996 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. A copy of the Trust's 1996 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                              The Nova Fund


                                      For the      For the     For the
                                         Year         Year      Period
                                        Ended        Ended       Ended
                                     June 30,     June 30,    June 30,
                                         1996         1995       1994*

   Per Share Operating
   Performance:
   Net Asset Value -- Beginning
     of Period                    $     11.81   $     9.77   $   10.01

     Net Investment Income
     (Loss)                              0.56         0.28        0.01
     Net Realized and Unrealized
        Gains (Losses) on
        Securities                       3.31         2.88      (0.25)

     Net Increase (Decrease) in
     Net Asset Value Resulting
       from Operations                   3.87         3.16      (0.24)
     Dividends to Shareholders           0.00       (0.29)        0.00
     Distributions to
       Shareholders
       From Net Realized Capital
         Gains                           0.00       (0.83)        0.00
     Net Increase (Decrease) in
       Net Asset Value                   3.87         2.04      (0.24)




                                                 13





   Net Asset Value -- End of
   Period                          $    15.68    $   11.81  $     9.77

   Total Investment Return             32.77%       32.65%     (2.47)%
   Ratios to Average Net Assets
     Expenses                           1.31%        1.43%     1.73%**
     Net Investment Income              3.14%        2.62%     1.05%**

   Supplementary Data:
     Portfolio Turnover Rate***         0.00%        0.00%       0.00%
     Net Assets, End of Period      $ 224,541     $ 62,916   $  77,914
       (000's omitted)


     The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
   * Commencement of Operations: July 12, 1993.
   **   Annualized for the period ending June 30, 1994
   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova Fund typically holds most of its investments in options and futures contracts which are deemed short-term securities.




























                                       14





                                               The Ursa Fund


                                       For the     For the     For the
                                          Year        Year      Period
                                         Ended       Ended       Ended
                                      June 30,    June 30,    June 30,
                                          1996        1995       1994*
   Per Share Operating
   Performance:
   Net Asset Value -- Beginning of
      Period                         $    8.79   $   10.54   $   10.00

      Net Investment Income (Loss)        0.30        0.35        0.01
      Net Realized and Unrealized
       Gains (Losses) on Securities     (1.54)      (1.78)        0.53

      Net Increase (Decrease) in
      Net Asset Value Resulting
        from Operations                 (1.24)      (1.43)        0.54
      Dividends to Shareholders           0.00      (0.32)        0.00
      Distributions to Shareholders
        From Net Realized Capital
        Gains                             0.00        0.00        0.00
      Net Increase (Decrease) in
        Net Asset Value                 (1.24)      (1.75)        0.54

   Net Asset Value -- End of Period  $    7.55  $     8.79  $    10.54
   Total Investment Return            (14.11)%    (14.08)%      10.89%

   Ratios to Average Net Assets
      Expenses                           1.39%       1.39%     1.67%**
      Net Investment Income              3.38%       3.50%     1.43%**

   Supplementary Data:
      Portfolio Turnover Rate***         0.00%       0.00%       0.00%
      Net Assets, End of Period       $192,553    $127,629    $110,899
      (000's omitted)


     The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
   * Commencement of Operations: January 7, 1994.
   **   Annualized for the period ending June 30, 1994
   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Ursa Fund typically holds most of its

                                       15





        investments in options and futures contracts which are deemed short-term securities.



















































                                       16





                                              The Rydex OTC Fund

                                        For the     For the
                                           year        Year       For the
                                          Ended       Ended  Period Ended
                                       June 30,    June 30,      June 30,
                                           1996        1995         1994*
   Per Share Operating
   Performance:                       $   12.22  $     8.76    $    10.00
   Net Asset Value -- Beginning of
      Period

      Net Investment Income (Loss)         0.06        0.14          0.01
      Net Realized and Unrealized
       Gains (Losses) on Securities        3.24        4.17        (1.25)

      Net Increase (Decrease) in
      Net Asset Value Resulting
        from Operations                    3.30        4.31        (1.24)
      Dividends to Shareholders            0.00      (0.12)          0.00
      Distributions to Shareholders
        From Net Realized Capital
        Gains                            (0.36)      (0.73)          0.00
      Net Increase (Decrease) in
        Net Asset Value                    2.94        3.46        (1.24)

   Net Asset Value -- End of Period    $  15.16  $    12.22   $      8.76
   Total Investment Return               26.44%      49.00%      (30.17)%

   Ratios to Average Net Assets
      Expenses                            1.33%       1.41%       1.97%**
      Net Investment Income               0.44%       1.34%       1.69%**

   Supplementary Data:
      Portfolio Turnover Rate***      2,578.56%   2,241.00%     1,171.00%
      Net Assets, End of Period       $  48,716   $  61,948     $  30,695
      (000's omitted)


     The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
   * Commencement of Operations: February 14, 1994.
   **   Annualized for the period ended June 30, 1994.
   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.


                                       17





                                         The Rydex Precious Metals Fund

                                                       For the      For the
                                                          Year       Period
                                     For the Year        Ended        Ended
                                            Ended     June 30,     June 30,
                                     June 30,1996         1995        1994*
   Per Share Operating
   Performance:
   Net Asset Value -- Beginning of
      Period                           $     8.73   $     8.29   $    10.00

      Net Investment Income (Loss)           0.00         0.10         0.01
      Net Realized and Unrealized
      Gains (Losses) on Securities           0.32         0.43       (1.72)

      Net Increase (Decrease) in
      Net Asset Value Resulting
        from Operations                      0.32         0.53       (1.71)
      Dividends to Shareholders              0.00       (0.09)         0.00
      Distributions to Shareholders
        From Net Realized Capital
          Gains                              0.00         0.00         0.00
      Net Increase (Decrease) in
        Net Asset Value                      0.32         0.44       (1.71)

   Net Asset Value -- End of Period    $     9.05   $     8.73   $     8.29
   Total Investment Return                  3.67%        6.21%     (29.27)%

   Ratios to Average Net Assets
      Expenses                              1.33%        1.38%      2.06%**
      Net Investment Income               (0.01)%        1.15%      1.23%**

   Supplementary Data:
      Portfolio Turnover Rate***        1,036.37%    1,765.00%    2,728.00%
      Average Commission Rate               1.51%           --           --
      Paid****                         $   36,574    $  40,861   $    1,526
      Net Assets, End of Period
      (000's omitted)

        The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
   * Commencement of Operations: December 1, 1993.
   **   Annualized for the period ended June 30, 1994.
   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

                                       18





   **** For fiscal years beginning on or after September 1, 1995, the  Fund  is required to disclose its average commission
        rate   per  share  for  purchases  and  sales  on  equity
        securities.

















































                                       19





                                     The Rydex U.S. Government Bond
                                     Fund


                                         For the      For the     For the
                                            Year         Year      Period
                                           Ended        Ended       Ended
                                            June     June 30,    June 30,
                                         30,1996         1995       1994*
   Per Share Operating
   Performance:
   Net Asset Value -- Beginning of
      Period                          $     9.55  $      8.24  $    10.00

      Net Investment Income (Loss)          0.46         0.39        0.02
      Net Realized and Unrealized
       Gains (Losses) on Securities       (0.45)         1.17      (1.76)

      Net Increase (Decrease) in
      Net Asset Value Resulting
        from Operations                     0.01         1.56      (1.74)
      Dividends to Shareholders           (0.46)       (0.25)      (0.02)
      Distributions to Shareholders
        From Net Realized Capital
        Gains                             (0.13)         0.00        0.00
      Net Increase (Decrease) in
        Net Asset Value                   (0.58)         1.31     (1.76)

   Net Asset Value -- End of Period    $    8.97   $     9.55   $    8.24
   Total Investment Return               (1.48)%       18.97%    (32.63)%

   Ratios to Average Net Assets
      Expenses                             1.26%        2.26%     3.05%**
      Net Investment Income                4.73%        4.64%     3.39%**

   Supplementary Data:
      Portfolio Turnover Rate***         780.30%    3,452.59%   1,290.00%
      Net Assets, End of Period       $   18,331   $    2,592   $   1,564
      (000's omitted)




        The  per  share data of the Financial Highlights table is
        calculated using the daily shares outstanding average for
        the year.
   * Commencement of Operations: January 3, 1994.
   **   Annualized for the period ended June 30, 1994.

                                       20





   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.


















































                                       21





                                                The Juno Fund

                                                             For the
                                                              Period
                                         For the Year          Ended
                                                Ended      June 30,
                                         June 30,1996          1995*
   Per Share Operating Performance:
   Net Asset Value -- Beginning of
      Period                              $      9.08    $     10.00

      Net Investment Income (Loss)               0.34           0.14
      Net Realized and Unrealized
       Gains (Losses)  on Securities             0.05         (1.06)

      Net Increase (Decrease) in Net
        Asset Value Resulting from
        Operations                               0.39         (0.92)
      Dividends to Shareholders                  0.00           0.00
      Distributions to Shareholders
       From Net Realized Capital Gains           0.00           0.00
      Net Increase (Decrease) in Net
        Asset Value                              0.39         (0.92)

   Net Asset Value -- End of Period       $      9.47   $       9.08
   Total Investment Return                      4.30%        (9.20)%

   Ratios to Average Net Assets
      Expenses                                  1.64%        1.50%**
      Net Investment Income                     3.63%        1.32%**

   Supplementary Data:
      Portfolio Turnover Rate***                0.00%          0.00%
      Net Assets, End of Period (000's      $  18,860    $     4,301
      omitted)


        The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
   * Commencement of Operations: March 3, 1995.
   **   Annualized for the period ended June 30, 1995.
   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Juno Fund typically holds most of its investments in options and futures contracts which are deemed short-term securities.


                                       22


























































                                       23






                                       The Rydex U.S. Government
                                           Money Market Fund

                                       For the     For the    For the
                                          Year        Year     Period
                                         Ended       Ended      Ended
                                      June 30,    June 30,   June 30,
                                          1996        1995      1994*
   Per Share Operating
   Performance:  Net Asset Value
   -- Beginning of Period           $     1.00  $     1.00 $     1.00

      Net Investment Income
      (Loss)                              0.04        0.04       0.01
      Net Realized and Unrealized
        Gains(Losses) on
        Securities                        0.00        0.00       0.00

      Net Increase (Decrease) in
       Net Asset Value Resulting
       from Operations                    0.04        0.04       0.01
      Dividends to Shareholders         (0.04)      (0.04)     (0.01)
      Distributions to
       Shareholders From Net
       Realized Capital Gains             0.00        0.00       0.00
      Net Increase (Decrease) in
        Net Asset Value                   0.00        0.00       0.00

   Net Asset Value End of Period    $     1.00   $    1.00   $   1.00
   Total Investment Return               4.60%       4.43%      2.47%

   Ratios to Average Net Assets          0.99%       0.89%    1.16%**
      Expenses                           4.18%       4.23%    2.34%**
      Net Investment Income

   Supplementary Data:
      Portfolio Turnover Rate***         0.00%       0.00%      0.00%
      Net Assets, End of Period      $ 153,925   $ 284,198   $ 88,107
      (000's omitted)


     The  per  share  data  of the Financial Highlights table is calculated  using  the daily shares outstanding average for the year.
   * Commencement of Operations: December 3, 1993.
   **   Annualized for the period ended June 30, 1994.


                                       24





   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.


















































                                       25






                        INVESTMENT OBJECTIVES AND POLICIES

   General

   The Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Funds seek investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional Funds may be created from time to time.

   Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments the Fund makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a Fund and the performance of its benchmark), certain factors will tend to cause the Fund's investment results to vary from a perfect correlation to its benchmark. The Funds, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over a year. See "Special Risk Considerations." It is the policy of these Funds to pursue their investment objectives regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

   The investment objectives (including the benchmarks of the Nova and Ursa Funds) and certain investment restrictions of the Funds are fundamental policies and may not be changed without the affirmative vote of at least the majority of the outstanding shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the Funds not specified as fundamental (including the benchmarks of the Funds other than Nova and Ursa Funds) may be changed by the trustees of the Trust (the Trustees ) without the approval of shareholders.

   The Trustees may consider changing a Fund s benchmark (to the extent permitted) if, for example, the current benchmark becomes unavailable; the Trustees believe the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for the Fund s investment results to correspond sufficiently to its current benchmark. If believed appropriate, the Trustees may specify a benchmark for a Fund that is "leveraged" or proprietary. Of course, there can be no assurance that a Fund will achieve its objective.

   The Nova Fund

   The investment objective of the Nova Fund is to provide investment returns that correspond to 150% of the performance of the S&P500 Index. In

                                        26





   attempting to achieve its objective, the Nova Fund expects that a substantial portion of its assets usually will be devoted to employing certain investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.
   Under the techniques in which the Nova Fund engages, the Nova Fund will generally incur a loss if the price of the underlying security or index decreases between the date of the employment of the technique and the date on which the Nova Fund terminates the position. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the Nova Fund pays or receives as the result of the transaction. The Nova Fund may also invest in shares of individual securities which are expected to track the Nova Fund s benchmark.

   In contrast to returns on a mutual fund that seeks to approximate the return of the S&P500 Index, the Nova Fund should increase gains to investors during periods when the prices of the securities in the S&P500 Index are rising and increase losses to investors during periods when they are declining. Investors in the Nova Fund could experience substantial losses during sustained periods of falling equity prices.


   The Ursa Fund

   The Ursa Fund is designed to allow shareholders to hedge an existing portfolio of securities or mutual fund shares or to speculate on anticipated decreases in the S&P500 Index. The Ursa Fund's investment objective is to provide investment results that will inversely correlate to the performance of the S&P500 Index. The Ursa Fund seeks to achieve this inverse correlation result on each trading day. While a close correlation can be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of the Ursa Fund may diverge significantly from the cumulative percentage decrease or increase in the S&P500 Index due to a compounding effect.

   If  the  Ursa  Fund  achieved  a perfect inverse correlation for any single trading day, the net asset value of the shares of the Ursa Fund would increase for that day in direct proportion to any decrease in the level of the S&P500 Index. Conversely, the net asset value of the shares of the Ursa Fund would decrease for that day in direct proportion to any increase in the level of the S&P500 Index for that day. For example, if the S&P500 Index were to decrease by 1% by the close of business on a particular trading day, investors in the Ursa Fund would experience a gain in net asset value of approximately 1% for that day. Conversely, if the S&P500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Ursa Fund would experience a loss in net asset value of approximately 1% for that day.

   Even if there is a perfect inverse correlation between the Ursa Fund and the S&P500 Index on a daily basis, however, the symmetry between the changes in the S&P500 Index and the changes in the value of shares in the

                                        27





   Ursa Fund can be significantly altered over time by a compounding effect. Thus, if the Ursa Fund achieved a perfect inverse correlation with the S&P500 Index on every trading day over an extended period, and if there were a significant decrease in the level of the S&P500 Index during that period, there would be a compounding effect with the result that the net asset value of the shares of the Ursa Fund for that period should generally increase by a percentage that is somewhat greater than the percentage of decrease in the level of the S&P500 Index. Conversely, if a perfect inverse correlation were maintained over an extended period and if there were a significant increase in the level of the S&P500 Index over that period, then there would be a compounding effect with the result that the net asset value of the shares of the Ursa Fund for that period should generally decrease by a percentage that is somewhat less than the percentage increase in the level of the S&P500 Index for that period.

   The Ursa Fund intends to pursue its investment objective regardless of market conditions and does not intend to take defensive positions in anticipation of rising equity prices. Consequently, investors in the Ursa Fund may experience substantial losses during sustained periods of rising equity prices.

   In pursuing its investment objective, the Ursa Fund generally does not invest in traditional securities, such as common stock of operating companies. Rather, the Ursa Fund employs certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under these techniques, the Ursa Fund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the Ursa Fund terminates the position. The Ursa Fund will generally realize a gain if the underlying security or index declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the Ursa Fund pays or receives as the result of the transaction.

   The Rydex OTC Fund

   The investment objective of the OTC Fund is to provide investment results that correspond to a benchmark for over-the-counter securities. The OTC Fund's current benchmark is the NASDAQ 100 Index.

   The OTC Fund does not aim to hold all of the 100 securities included in the NASDAQ 100 Index. Instead, the OTC Fund intends to hold representative securities included in the NASDAQ 100 Index or other instruments which the Advisor believes will provide returns that correspond to those of the NASDAQ 100 IndexTM. The OTC Fund may engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.



                                        28





   Companies whose securities are traded on the over-the-counter ("OTC") markets generally are smaller market-capitalization or newer companies than those listed on the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger-capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater s e n s itivity of smaller-capitalized companies to changing economic conditions than larger-capitalized, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

   The Rydex Precious Metals Fund

   The investment objective of the Metals Fund is to provide investment results that correspond to a benchmark primarily for metals-related securities. The Metals Fund s current benchmark is the XAU Index.

   Metals-related investments are considered speculative and are influenced by a h ost of world-wide economic, financial, and political factors. Historically, the prices of gold and precious metals have been subject to wide price movements caused by political as well as economic factors, and, accordingly, prices of equity securities of companies involved in the precious metals-related industry have been volatile. Such fluctuation and volatility may be due to changes in inflation or in expectations regarding inflation in various countries, the availability of supplies of such precious metals and minerals, changes in industrial and commercial demand, metal and mineral sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and governmental restrictions on the private ownership of certain precious metals and minerals. Such price volatility in precious metals prices will have a similar effect on the Metals Fund's share prices. The Fund may invest in other securities that are expected to perform in a manner that will assist the Metals Fund s performance to closely track the XAU Index.

   The Metals Fund may invest in securities of foreign issuers. These securities present certain risks not present in domestic investments and expose the investor to general market conditions which differ significantly from those in the United States. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect United States companies, and there may be less public information about the operations of foreign


                                        29





   companies.    Foreign  securities also may be subject to foreign government taxes that could reduce the yield on such securities.

   The Rydex U.S. Government Bond Fund

   The investment objective of the Bond Fund is to provide investment results that correspond to a benchmark for U.S. Government Securities. The Bond
   Fund s current benchmark is 120% of the price movement of the Long Bond, without consideration of interest paid.

   In attempting to achieve this objective, the Bond Fund invests primarily in U.S. Government Securities. U.S. Government Securities are obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government. The Bond Fund may engage in transactions in futures contracts and options on futures contracts on U.S. Treasury bonds. The Bond Fund also may invest in U.S. Treasury zero coupon bonds. While U.S. Government Securities provide substantial protection against credit risk, investment in those securities do not protect investors against price changes due to changing interest rate levels and, as such, the share price of the Bond Fund is not guaranteed and will fluctuate over time. Accordingly, the return of the Bond Fund should move inversely with movements in prevailing interest rates on the Long Bond. The Fund intends to adjust its portfolio each time the Long Bond is issued (currently twice yearly) in an attempt to track the price movement of the newly-issued Long Bond. See "The Benchmarks."

   The Juno Fund

   The Juno Fund is designed to allow investors to hedge an existing portfolio of securities or mutual fund shares against general increases in interest rates or to speculate on anticipated decreases in the price of the Long Bond. The Juno Fund s investment objective is to provide total return before expenses and costs that will inversely correlate to the price movements of a benchmark debt instrument or futures contract on a specified debt instrument. The Long Bond has been designated as the Juno Fund s current benchmark.

   In attempting to achieve its objective, the Fund intends to devote its a s sets primarily to employing certain investment techniques. The investment techniques that may be employed by the Fund include engaging in short sales on U.S. Treasury bonds and engaging in transactions in futures contracts on U.S. Treasury bonds and options on such contracts to produce synthetic short positions. These techniques are highly specialized and
   i n volve certain risks not traditionally associated with investment companies. Under these techniques, the Fund will generally incur a loss if the price of the underlying security or futures contract increases between the date of the employment of the technique and the date on which the Fund terminates the position. The Fund will generally realize a gain if the underlying security or futures contract declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

                                        30





   The  Juno  Fund  seeks  to  achieve this inverse correlation result on each trading day. While a close correlation can be achieved on any single trading day, over time the cumulative percentage increase or decrease in the Juno Fund's total return before expenses and costs may diverge significantly from the cumulative percentage decrease or increase in the price of the Long Bond due to a compounding effect. If the Juno Fund achieved a perfect inverse correlation for any single trading day, the Juno Fund's total return before expenses and costs would increase for that day in direct proportion to any decrease in the price of the Long Bond. Conversely, the Juno Fund's total return before expenses and costs would decrease for that day in direct proportion to any increase in the price of the Long Bond for that day. For example, if the price of the Long Bond were to decrease by 1% by the close of business on a particular trading day, investors in the Juno Fund would experience a gain in total return before expenses and costs of approximately 1% for that day. Conversely, if the price of the Long Bond were to increase by 1% by the close of business on a particular trading day, investors in the Juno Fund would experience a loss in total return before expenses and costs of approximately 1% for that day.

   Even if there is a perfect inverse correlation between the Juno Fund's total return before expenses and costs and the price of the Long Bond on a daily basis, however, the symmetry between the changes in the price of the Long Bond and the changes in the Juno Fund's total return can be significantly altered over time by a compounding effect. Thus, if the Juno Fund achieved a perfect inverse correlation with the price of the Long Bond on every trading day over an extended period, and if there were a significant decrease in the price of the Long Bond during that period, there would be a compounding effect with the result that the Juno Fund's total return before expenses and costs for that period should generally increase by a percentage that is somewhat greater than the percentage of decrease in the price of the Long Bond. Conversely, if a perfect inverse correlation were maintained over an extended period and if there were a significant increase in the price of the Long Bond over that period, then there would be a compounding effect with the result that the Juno Fund's total return before expenses and costs for that period should generally decrease by a percentage that is somewhat less than the percentage increase in the price of the Long Bond for that period.

   For purposes of determining the Juno Fund's total return before expenses and costs, costs include the Juno Fund s "carrying cost" in maintaining short positions. When entering an actual or synthetic short position on the Long Bond, the Juno Fund must effectively pay interest equal to interest accrued on the underlying U.S. Treasury bond. The difference, if any, between the interest effectively paid by the Juno Fund on its short positions and any interest earned by the Juno Fund on its assets is the Juno Fund s carrying cost.

   The interest rate on a U.S. Treasury bond is set at the time the particular bond is issued and does not change for the maturity of the bond so that the interest paid on the bond is constant throughout the life of the bond. The price at which a previously-issued U.S. Treasury bond can be bought and

                                        31





   sold in the open market, however, does change. The market value of U.S. Treasury bonds rises when interest rates in general decrease and falls when interest rates in general increase. Accordingly, if the Juno Fund is successful in meeting its investment objective, the Fund s total return should rise with increases in interest rates and fall with decreases in interest rates.

   The Rydex U.S. Government Money
   Market Fund

   The investment objectives of the Money Market Fund are security of principal, high current income, and liquidity. The Money Market Fund seeks to achieve its objectives by investing in U.S. Government Securities, including money market instruments which are issued or guaranteed, as to p r i ncipal and interest, by the U.S. Government, its agencies or instrumentalities, as well as in repurchase agreements collateralized fully by U.S. Government Securities. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. The Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

   The Money Market Fund may invest in securities that take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing securities. Participation interests are p r o rata interests in U.S. Government Securities; and instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

   The Benchmarks

   The S&P500 Index (SPX). Standard & Poor's Corporation ("S&P") chooses the 500 stocks comprising the S&P500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and such companies are generally listed on the NYSE. Additional stocks that are not among the 500 largest market value stocks are included in the S&P500 Index for diversification purposes. S&P will not be a sponsor of, or in any other way affiliated with, the Funds.

   The NASDAQ 100 IndexTM (NDX).   The NASDAQ 100 IndexTM is a capitalization-
   weighted index composed of 100 of the largest non-financial securities listed on the NASDAQ Stock Market. The index was created in 1985.

   The XAU Index. The XAU Index is a capitalization-weighted index featuring eleven widely-held securities in the gold and silver mining and production industry or companies investing in such mining and production companies. The XAU Index was set to an initial value of 100 in January 1979. The following issuers are currently included in the XAU Index: ASA Limited; Barrick Gold Corp.; Battle Mountain Gold Co.; Echo Bay Mines Limited; Hecla Mining Co.; Homestake Mining Co.; Newmont Mining Corp.; Placer Dome Inc.; Pegasus Gold, Inc.; TVX Gold, Inc.; and Santa Fe Pacific Gold Corp. While


                                        32





   the majority of these companies are based in North America, they generally have operations in countries based outside North America.

   The Long Bond. The Long Bond is the U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury bond is 30 years. At this time, the 30-year U.S. Treasury bond is issued twice yearly. In the future, the U.S. Treasury may change the number of times each year that the Long Bond is issued.













































                                        33





                           SPECIAL RISK CONSIDERATIONS

   Shareholders should consider the special factors discussed below that are associated with the investment policies of the Funds in determining the appropriateness of investing in the Funds.

   Portfolio Turnover
   The  Trust  anticipates  that  investors in the Funds, as part of an asset-
   allocation or market-timing investment strategy, will frequently redeem shares of a particular Fund, as well as exchange their shares of a particular Fund for shares in other Funds pursuant to the exchange policy of the Trust (see "Exchanges"), which would cause that Fund to experience high portfolio turnover. Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate generally will be. Pursuant to the formula prescribed b y the Securities and Exchange Commission (the "Commission"), the
   portfolio turnover rate for each Fund is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year. The Nova Fund, the Ursa Fund, and the Juno Fund typically hold most of their investments in short-term options and futures contracts, which, therefore, are excluded for purposes of computing portfolio turnover.

   Significant portfolio turnover will tend to increase the realization by a Fund of gains (or losses) on securities that have been held by the Fund for less than three months. Any such realized gains on securities that have been held by a Fund for less than three months, and other factors related to large cash flows into and out of the Fund, will increase the risk that, in any given year, the Fund may fail to qualify as a regulated investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") (see "Taxes"). If a Fund should so fail to qualify under the Code, the Fund's net investment income and net capital gain would become subject to Federal income tax at corporate rates. The imposition of such taxes would directly reduce the return to an investor from an investment in the Fund. In addition, a higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and other expenses which would be borne by the Fund. Furthermore, a Fund's portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective.

   Tracking Error

   While the Funds do not expect that the returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by a Fund and securities not included in the benchmark being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying

                                      - 34 -





   securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holds instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a Fund s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) market movements that run counter to a leveraged Fund s investments (which will cause divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging). For further information regarding these factors, see Tracking Error in the Statement of Additional Information.

   Aggressive Investment Techniques

   Each of the Funds (other than the Money Market Fund) may engage in certain aggressive investment techniques which may include engaging in short sales and transactions in futures contracts and options on securities, securities indexes, and futures contracts. The Trust expects that the Nova Fund, the Ursa Fund, and the Juno Fund will primarily use these techniques in seeking to achieve their objectives and that a significant portion (up to 100%) of the assets of these Funds will be held in high-grade liquid debt in a segregated account by these Funds as "cover" for these investment techniques.

   Participation in the options or futures markets by a Fund involves distinct investment risks and transaction costs. Risks inherent in the use of options, futures contracts, and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contracts; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences. For further information regarding these investment techniques, see "Investment Techniques and Other Investment Policies."

   Early NASDAQ Closings

   The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations (the "NASDAQ"), which is operated by the National Association of Securities Dealers, Inc. (the "NASD"), is 4:00 P.M. While an infrequent occurrence, the NASD has closed trading on the NASDAQ as much as 15 minutes prior to the normal close because of computer systems failures. Early closing of the NASDAQ may result in a Fund being unable to sell (or buy) OTC securities traded on the NASDAQ on that day. If the NASDAQ closes prior to the close of business on a day when one or more of the Funds needs to execute a high volume of trades late in a trading day, a Fund, in particular the OTC Fund, might incur substantial trading losses.


                                      - 35 -





                         INVESTMENT TECHNIQUES AND OTHER
                               INVESTMENT POLICIES

   Futures Contracts and Options Thereupon

   The Nova Fund and the OTC Fund may purchase stock index futures contracts as a substitute for a comparable market position in the underlying securities. The Ursa Fund may sell stock index futures contracts. The Bond Fund may purchase futures contracts on U.S. Government Securities as a substitute for a comparable market position in the cash market. The Juno Fund may sell futures contracts on U.S. Government Securities. The principal trading markets for S&P500 index futures contracts and U.S. Treasury bond futures contracts are the Chicago Mercantile Exchange (the "CME") and the Chicago Board of Trade (the "CBOT"), respectively.

   A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

   The Nova Fund and the OTC Fund may purchase call options and write (sell) put options, and the Ursa Fund may purchase put options and write call options, on stock index futures contracts. The Bond Fund may purchase call options and write put options on U.S. Government Securities futures contracts and the Juno Fund may write call options and purchase put options on futures contracts on U.S. Government Securities.

   When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

   Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund s loss from an unhedged short position in futures contracts or from writing (selling) call options on futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade. In addition to the uses set forth hereunder, each Fund may also engage in futures and futures options transactions in order to hedge or limit the exposure of its position, to create a synthetic money market position, and for certain other tax-related purposes. See "Taxes."

                                      - 36 -





   The Funds may purchase and sell futures contracts, index futures contracts, and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which each of these Funds would be excluded from the definition of a "commodity pool operator." Under
   Section 4.5 of the CFTC Regulations, a Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund s portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

   When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or high-quality liquid debt instruments, including U.S. Government Securities or repurchase agreements secured by U.S. Government Securities, that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

   A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in i n s truments the prices of which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.



                                      - 37 -





   A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

   Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

   Index Options Transactions

   The Nova Fund, the OTC Fund, and the Metals Fund may purchase call options and write (sell) put options, and the Ursa Fund may purchase put options and write call options, on stock indexes. All of the Funds may write and purchase put and call options on stock indexes in order to hedge or limit the exposure of their positions, to create synthetic money market positions, and for certain other tax-related purposes. See "Taxes."

   A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or

                                      - 38 -





   less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

   Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the respective Fund s 15% limitation on investment in illiquid securities. See "Illiquid Securities."

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell; however, the Advisor intends to comply with all limitations.

   Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a Fund will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the Fund s custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash, U.S. Government Securities, or other liquid high-grade debt securities that,


                                      - 39 -





   when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

   Options on Securities

   The Nova Fund, the OTC Fund, and Metals Fund may buy call options and write
   (sell) put options on securities, and the Ursa Fund may buy put options and write call options on securities. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options on securities written (sold) by the Funds will be conducted on recognized securities exchanges.

   When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid high-grade debt securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining in a segregated account cash or liquid high-grade debt securities equal in value to the exercise price of the call option written by the Fund. When a Fund writes (sells) a put option, the Fund will have and maintain on deposit with its custodian bank cash or liquid high-grade debt securities having a value equal to the exercise value of the option. The principal reason for a Fund to write (sell) call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

   If a Fund that writes (sells) an option wishes to terminate the Fund s obligation, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer s position will be canceled by the Options Clearing Corporation. However, a writer (seller) may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

                                      - 40 -





   A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written (sold) by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

   A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased e x pires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

   Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired.

   Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

   Short Sales

   The Ursa Fund and the Juno Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

   Until the Ursa Fund or Juno Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid high grade debt securities at such a level that

                                      - 41 -





   (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or
   (b) otherwise cover the Fund s short position.

   The Nova Fund, the OTC Fund, and the Metals Fund each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box"). These Funds may make a short sale when the Fund wants to sell the security the Fund owns at a current attractive price, but also wishes to defer recognition of a gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

   U.S. Government Securities

   The Bond Fund and the Money Market Fund may invest in U.S. Government Securities in pursuit of their investment objectives. The Funds, except for the Money Market Fund, may invest in U.S. Government Securities as "cover" for the investment techniques these Funds employ as part of a cash reserve or for liquidity purposes.

   Yields on short-, intermediate-, and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government
   Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund s portfolio investments in U.S. Government Securities, while a decline in interest rates would generally increase the market value of a Fund s portfolio investments in these securities.

   Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. However, no assurances can be given that the U.S. Government will provide such financial support to the obligations of the other U.S. Government agencies or instrumentalities in which a Fund invests, since the U.S. Government is not obligated to do so. These other agencies and instrumentalities are supported by either the issuer s right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U . S . Government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.

   U.S.   Government  Securities  may  be  purchased  at  a  discount.    Such
   securities,  when  held  to  maturity or retired, may include an element of

                                      - 42 -





   capital gain. Capital losses may be realized when such securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

   Repurchase Agreements

   U.S. Government Securities include repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. Government Securities. The Advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with any of the Funds. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of their investment policies.

   Illiquid Securities

   While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ( restricted securities ) under the Securities Act of 1933, as amended (the 1933 Act ), but which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund s net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund s investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the Commission staff, illiquid securities also are considered to include, among other securities, purchased over-the-

                                      - 43 -





   counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

   Cash Reserve

   As a cash reserve or for liquidity purposes, each Fund may temporarily invest all or part of the Fund s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. Government Securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. Government Securities.

   Other Investment Policies

   The Funds also may engage in certain other investment practices described below, however none of the Funds presently intends to invest more than 5% of the Fund's net assets in any of these practices. Each of the Funds may purchase securities on a when-issued or delayed-delivery basis, and also m a y lend portfolio securities to brokers, dealers, and financial institutions. Each Fund may borrow money, and the Nova and Bond Funds also may borrow money for investment purposes. Each Fund (other than the Bond Fund and the Money Market Fund) may invest in the securities of other investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act or by the conditions of any exemptive order relating to that section that may be obtained by the Trust. In addition, each Fund (including both the Bond Fund and the Money Market Fund) may invest in s e curities of investment companies acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization. In addition, the Bond and Juno Funds also may invest in U.S. Treasury zero coupon securities, while each of the Ursa, Juno, and Money Market Funds also may use reverse repurchase agreements as part of that Fund's investment strategies. A more-detailed explanation of these investment practices, including the risks associated with each practice, is included in the Statement of Additional Information.

                            PORTFOLIO TRANSACTIONS AND
                                    BROKERAGE

   The Advisor determines which securities to purchase and sell for each Fund, selects brokers and dealers to effect the transactions, and negotiates commissions. The Advisor expects that the Funds may execute brokerage or
   o t her agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of

                                      - 44 -





   1934, as amended, and the rules and regulations thereunder. In placing orders for portfolio transactions, the Advisor s policy is to obtain the most favorable price and efficient execution available. Brokerage commissions are normally paid on exchange-traded securities transactions and on options and futures transactions, as well as on common stock transactions. In order to obtain the brokerage and research services described below, a higher commission may sometimes be paid. The ability to receive research services, however, may be a factor in the selection of one dealer acting as a principal over another.

   When selecting broker-dealers to execute portfolio transactions, the Advisor considers many factors including the rate of commission or size of the broker-dealer s "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and
   o p e r ational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Advisor. The Advisor uses these services in connection with all of the Advisor s investment activities, including other investment accounts the Advisor advises. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Advisor in providing investment advisory services to the Funds.

                            HOW TO INVEST IN THE FUNDS

   For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Rydex Funds is $15,000. For all other shareholder accounts ("Self-Directed Accounts"), the minimum initial investment in the Rydex Funds is $25,000. These minimums also apply to retirement plan accounts. The Trust, at its discretion, may accept lesser amounts in certain circumstances. The shares of each Fund are offered at the daily public offering price, which is the net asset value per share (see "Determination of Net Asset Value") next computed after receipt of the investor s order. No sales charges are imposed on initial or subsequent investments in a Fund. The Trust reserves the right to reject or refuse, at the Trust s discretion, any order for the purchase of a Fund s shares in whole or in part. There is no minimum amount for subsequent investments in a Fund. The Trust reserves the right to modify its minimum investment requirements. Shareholders will be informed of any increase in the minimum investment requirements by a letter accompanying a new prospectus or a prospectus supplement, in which the new minimum is disclosed.

   Investments in the Funds may be made (i) through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee or (ii) directly with the Trust by mail or by bank wire transfer as follows:

   By  Mail:    Fill out an application and make out a check payable to "Rydex
   Series Trust."  Mail the check along with the application to:


                                      - 45 -





      Rydex Series Trust
      6116 Executive Boulevard, Suite 400
      Rockville, Maryland  20852

   By Bank Wire Transfer:  Request a wire transfer to:

      Star Bank, N.A.
      Routing Number: 0420-00013
      For Account of Rydex Series Trust
      Account Number: 48038-9030
      Your Name
      Your Account Number or, if a new
        account, Federal Tax I.D. Number
        (e.g., Social Security Number)

   After  instructing  your  bank  to  transfer money by wire, please call the
   Trust and inform the Trust as to the amount you have transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services. If the purchase is canceled because your wire transfer is not received, you may be liable for any loss that the Trust may incur.

   I n   the  interest  of  economy  and  convenience,  physical  certificates representing a Fund s shares are not issued. Shares of each Fund are recorded on a register by the Trust s transfer agent.

                             REDEEMING AN INVESTMENT
                                  (WITHDRAWALS)

   General

   An investor may withdraw all or any portion of his investment by redeeming Fund shares at the next-determined net asset value per share after receipt of the order. Redemptions may be made by letter or by telephone subject to the procedures set forth below. The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically. Telephone redemptions will be sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application. The Trust charges $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the Trust. If any investor purchases shares of a Fund by check, the purchaser may not wire out any proceeds of a redemption of such shares for the 30 calendar days following the purchase.

   The proceeds of non-telephone redemptions will be sent directly to the investor s address of record. If the investor requests payment of redemptions to a third party or to a location other than the investor s address of record or a bank account specified in the investor s account application, this request must be in writing and the investor s signature must be guaranteed by a commercial bank; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker; a credit union; a national


                                      - 46 -





   securities exchange, registered securities association, or clearing agency; or a savings association.

   Each Fund will redeem its shares at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption. There is no redemption charge. Payment for the redemption price will be made within seven days after the Trust s receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed until the Trust s transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). An investor may avoid a delay in receiving redemption proceeds by purchasing shares with a certified check.

   With respect to each Fund, the right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE, the Federal Reserve Bank of New York (the New York Fed ), the NASDAQ, the CME, or the CBOT, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the NASDAQ, the CME, or the CBOT, as appropriate, is restricted; (ii) for any period during which an emergency exists so that disposal of the Fund s investments or the determination of its net asset value is not reasonably practicable; or
   (iii) for such other periods as the Commission, by order, may permit for protection of the Fund s investors.

   Any time that you request a partial redemption of your Trust shares, please be aware of the currently-applicable minimum investment, because, as described below, there are circumstances under which your entire account may be closed if, as a result of your request, your account balance falls below the currently-applicable minimum investment in the Trust. A redemption from a tax-qualified retirement plan may have adverse tax consequences and a shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

   Because of the administrative expense of handling small accounts, any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently-applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, upon sixty days notice to a shareholder, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder s most recent purchase of Rydex Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment during that notice period).

   Draft Checks

   With respect to shares of the Money Market Fund, investors may elect to redeem such shares by draft check (minimum check - $500) made payable to

                                      - 47 -





   the  order  of  any  person  or institution.  Upon the Trust s receipt of a completed signature card, investors will be supplied with draft checks which are drawn on the Money Market Fund s account and are paid through the Money Market Fund s custodian, Star Bank, N.A. The Trust reserves the right to change or suspend this checking service. There is a $25 charge for each stop payment request on the draft checks. Investors are subject to the same rules and regulations that the banks apply to checking accounts. An investor s Money Market Fund account may not be closed by draft check.

                                    EXCHANGES

   Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved. Exchanges with respect to Self-Directed Accounts must be for at least the lesser of $1,000 or 100% of the account value for the Fund from which the transfer is made. The Trust currently is composed of nine separate Rydex Funds, seven of which Funds, The Nova Fund, The Ursa Fund, The Rydex OTC Fund (the OTC Fund ), The Rydex Precious Metals Fund (the Metals Fund ), The Rydex U.S. Government Bond Fund, The Juno Fund, and The Rydex U.S. Government Money Market Fund (the Money Market Fund ), are described in this Prospectus. The eighth and ninth series of the
   Trust, The Rydex High Yield Fund (the High Yield Fund ) and The Rydex Institutional Money Market Fund (the "Institutional Fund"), are each described in a separate prospectus; other separate Rydex Funds may be added in the future. The minimum initial investment in the Institutional Fund for all shareholder accounts, including retirement plan accounts, is $2,000,000, and an exchange into the Institutional Fund is permitted only if the Institutional Fund s minimum investment of $2,000,000 is satisfied. Exchanges may be made by letter or by telephone subject to the procedures set forth below.

   To implement an exchange, shareholders should provide the following information: account name, account number, taxpayer identification number, number of or percentage of shares or dollar value of shares to be exchanged, and the names of the Rydex Funds involved in the exchange transaction. Exchanges may be made only if such exchanges are between identically registered accounts. Shareholders contemplating such an exchange for shares of a Rydex Fund not described in this Prospectus should obtain and review the prospectus of the Rydex Fund to which the investment is to be transferred. The exchange privilege is available only in states where the exchange legally may be made and may be modified or discontinued at any time. Shares of the Money Market Fund received in an exchange for shares of the OTC Fund, the Metals Fund, or the High Yield Fund are issued on the third business day following the day on which the Rydex Fund receives the exchange request.







                                      - 48 -





                          PROCEDURES FOR REDEMPTIONS AND
                                    EXCHANGES

   Written requests for redemptions and exchanges should be sent to the Rydex Series Trust, 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, and should be signed by the record owner or owners. With proper authorization, telephone and electronic redemption and transfer requests are also permitted. Telephone redemption and exchange requests with respect to the Rydex Funds may be made by calling (800) 820-0888 or (301) 468-8520, on any day the Trust is open for business. Redemption and exchange requests may be made only between 8:30 A.M., Eastern Time, and the times indicated below (all times are Eastern Time). For exchanges, the earlier of the times indicated below for the Funds whose shares are being exchanged applies.

   The Nova, Ursa, and Rydex
      OTC Funds  . . . . . .   3:45 P.M.
   The Rydex Precious Metals
      Fund . . . . . . . . .   3:30 P.M.
         The Rydex U.S. Government
      Bond and Juno Funds  .   2:45 P.M.
   The Rydex High Yield
     Fund  . . . . . . . . .   2:15 P.M.

   Telephone and electronic redemption and exchange orders will be accepted only during the period indicated above. If the primary exchange or market on which a Fund transacts business closes early, the above cut-off time will be approximately fifteen minutes (thirty minutes, in the case of the Precious Metals Fund, and forty-five minutes in the case of the High Yield
   Fund) prior to the close of such exchange or market. Telephone and electronic redemption and exchange privileges may be terminated or modified by the Trust at any time.

   When acting on instructions believed to be genuine, the Trust will not be liable for any loss resulting from a fraudulent telephone or electronic transaction request and the investor would bear the risk of any such loss. The Trust will employ reasonable procedures to confirm that telephone and electronic instructions are genuine; and if the Trust does not employ such procedures, then the Trust may be liable for any losses due to unauthorized or fraudulent instructions. The Trust follows specific procedures for transactions initiated by telephone or electronic medium, including, among others, requiring some form of personal identification or password prior to acting upon instructions received by telephone or electronic medium, providing written confirmation not later than five business days after such t r a n s actions, and/or tape recording of telephone and electronic instructions. Investors also should be aware that telephone and electronic redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.




                                      - 49 -





                         DETERMINATION OF NET ASSET VALUE

   The net asset value of the shares of the Nova Fund, the Ursa Fund, the Metals Fund, and the OTC Fund is determined each day on which the NYSE is open for business as of the close of normal trading on the NYSE (currently 4:00 P.M., Eastern Time). The net asset value of the shares of the High Yield Fund, the Money Market Fund, and the Institutional Fund is determined each day on which both the NYSE and the New York Fed are open for business. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997: (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any of these holidays falls on a Sunday. The High Yield Fund determines its net asset value at 3:00 P.M., Eastern Time, and the Money Market Fund and the Institutional Fund each determines its net asset value at 1:00 P.M., Eastern Time, on such days. The net asset value of the shares of the Bond Fund and the Juno Fund is determined each day on which the CBOT is open for trading futures contracts on U.S. Treasury bonds as of the close of normal trading on the CBOT (normally 3:00 P.M., Eastern Time). Currently, the CBOT is closed on weekends and on the following holidays: (i) New Year s Day, Martin Luther King, Jr. Day, President s Day, Memorial Day, July Fourth, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of a Fund are traded in other markets on days when the Fund s principal trading market(s) is closed, the Fund s net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedules to be observed in the future, the NYSE, the CBOT, and the New York Fed each may modify its holiday schedule at any time.

   The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund s shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund s securities plus the values of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Board of Trustees or by the Advisor using methods established or ratified by the Board of Trustees.

   The Money Market Fund will utilize the amortized cost method in valuing that Fund s portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share for the Money Market Fund of $1.00. However, there is no assurance that the $1.00 net asset value will be maintained. For further information regarding the amortized cost method for valuing the Money Market Fund s


                                      - 50 -





   portfolio securities, see "Determination of Net Asset Value" in the Statement of Additional Information.

   For purposes of determining net asset value per share of a Fund, options and futures contracts will be valued 15 minutes after the 4:00 P.M., Eastern Time, close of trading on the NYSE, except that U.S. Treasury bond options and futures contracts traded on the CBOT will be valued at 3:00 P.M., Eastern Time, the close of trading of that exchange. Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer s price is used. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity.

   On days when the CBOT is closed during its usual business hours, but the shares of the Bond Fund or Juno Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Bond Fund or Juno Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for the Bond Fund or Juno Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for the Bond Fund or Juno Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Bond Fund or Juno Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.

   OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges or foreign stock exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

   llliquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at

                                      - 51 -





   their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

                          TAX-SHELTERED RETIREMENT PLANS

   Tax-sheltered retirement plans of the following types will be available to investors:

       Individual Retirement Accounts (IRAs)
       Keogh Accounts - Defined Contribution
                               Plans (Profit-Sharing Plans)
       Keogh Accounts - Money Purchase Plans
                               Pension Plans)
       Internal Revenue Code Section 403(b)
         Plans

   Retirement plans are charged an annual $15.00 maintenance fee. Additional information regarding these accounts, including the annual maintenance fee, may be obtained by contacting the Trust.

                               TRANSACTION CHARGES

   In addition to charges described elsewhere in this Prospectus, the Trust also may make a charge of $25 for items returned for insufficient or uncollectible funds.






















                                      - 52 -





                           DIVIDENDS AND DISTRIBUTIONS

   General

   All income dividends and capital gains distributions of each Fund automatically will be reinvested in additional shares of the Fund at the net asset value calculated on the ex-dividend date, unless an investor has requested otherwise from the Trust in writing. Dividends and distributions of a Fund are taxable to the shareholders of the Fund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the Fund or are received in cash. Statements of account will be sent to the Fund shareholders at least quarterly.

   The Nova Fund; The Ursa Fund; The Rydex OTC Fund; The Rydex Precious Metals Fund; The Juno Fund

   The Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, and the Juno Fund each intend to distribute annually any net investment income and net realized capital gains to shareholders. The Trustees, however, may declare a special distribution for any of these Funds if the Trustees believe that such a distribution would be in the best interests of the shareholders of that Fund.

   The Rydex U.S. Government Bond Fund

   The Bond Fund intends (i) to declare dividends of ordinary income for shares of the Bond Fund on a daily basis, and to distribute such dividends to shareholders of the Bond Fund on a monthly basis, and (ii) to distribute annually any long-term capital gains to the shareholders of the Bond Fund.

   The Rydex U.S. Government Money Market Fund

   The Money Market Fund ordinarily (i) declares dividends of net investment income (and net short-term capital gains, if any) for shares of the Money
   Market Fund on a daily basis and (ii) distributes such dividends to shareholders of the Money Market Fund on a monthly basis. The Trustees, however, may revise this dividend and distribution policy of the Money
   Market Fund, postpone the payment of dividends thereunder, or take any other action necessary with respect thereto in order to facilitate, to the extent possible, the maintenance by the Money Market Fund of a constant net asset value per share of $1.00.

                                      TAXES

   The Internal Revenue Code provides that each investment portfolio of a series investment company is to be treated as a separate corporation.
   Accordingly, each of the Funds will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Code. Because of the nature of the investment strategies and the expected turnover of the portfolios of the Funds, there can be no assurance that a Fund will qualify for such treatment. If a Fund qualifies as a RIC and satisfies the distribution requirements under the Code for any taxable

                                      - 53 -





   year, the Fund itself will not be subject to income tax on the ordinary income and capital gains it has distributed to its shareholders for that year.

   To qualify as a RIC under the Code, a Fund must satisfy certain requirements, including the requirements that the Fund receive at least 90% of the Fund s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund s investments in stock, securities, and foreign currencies (the "90% Test"), and that the Fund derive less than 30% of the Fund s gross income from the sale or other disposition of any of the following instruments which have been held for less than three months (the "30% Test"): (i) stock or securities; (ii) certain options, futures, or forward contracts; or (iii) foreign currencies (or certain options, futures, or forward contracts on such foreign currencies). Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund s net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund s net investment income and the Fund s net realized long- and short-term capital gains, if any, are distributed to the shareholders of that Fund. To avoid an excise tax on its undistributed income, each Fund generally must distribute at least 98% of its income, including its net long-term capital gains.

   Satisfaction of the 90% Test will impose limitations on the investment strategies that may be pursued by any of the Funds, and in particular by the Metals Fund. Income from investments in precious metals and minerals will not be qualifying income for purposes of the 90% Test. Therefore, the Metals Fund will seek to limit its investment transactions in precious metals and minerals so as to avoid a violation of the 90% Test.

   In  addition,  because  of  the  anticipated  frequency  of redemptions and exchanges of the shares of the Funds, each of the Funds, other than the Money Market Fund, will have greater difficulty than other mutual funds in satisfying the 30% Test. The Trust expects that investors in the Funds, as part of their market-timing investment strategy, are likely to redeem or exchange their shares in the Funds frequently to take advantage of anticipated changes in market conditions. Such redemptions or exchanges are likely to require a Fund to sell securities to meet the Fund s payment obligations. The larger the volume of such redemptions or exchanges, the more difficult it will be for the Fund to satisfy the 30% Test. To minimize the risk of failing the 30% Test, each of the Funds intends to satisfy obligations in connection with redemptions and exchanges first by using available cash or borrowing facilities and by selling securities that have been held for at least three months or as to which there will be a loss or the smallest gain. If a Fund also must sell securities that have been held for less than three months, then, to the extent possible, the Fund will seek to conduct such sales in a manner that will allow such sales to qualify for a special provision in the Code that excludes from the 30% Test any gains resulting from sales made as a result of "abnormal redemptions." To the reduce the risk of failing the 30% Test, the Funds

                                      - 54 -





   (other than the Money Market Fund) also may engage in other investment techniques, including engaging in transactions in futures contracts and options on futures contracts and indexes on an unrestricted basis (subject to the investment policies of the Funds and Commission regulations). Notwithstanding these actions, there can be no assurance that a Fund will be able to satisfy the 30% Test. For additional information concerning this special Code provision, see "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

   If  the  Trust  determines  that  a  Fund  will  not qualify as a RIC under
   Subchapter M of the Internal Revenue Code, the Trust will establish procedures for that Fund to reflect the anticipated tax liability in the Fund s net asset value. To the extent that management of a Fund determines that Federal income taxes will more likely than not be payable by the Fund with respect to the Fund s current tax year, the Fund intends to make a good-faith estimate of the potential tax liability of the Fund and to make an accrual for tax expenses. Thereafter, the Fund would make a daily determination whether it is appropriate for the Fund to continue to accrue for a tax expense and, if so, to make a good-faith estimate of the Fund s potential tax liability. Any amount by which the accrual is reduced, or the entire amount of the accrual if the Fund determines that the accrual is no longer appropriate, will be reclassified as income to the Fund.

   Under current law, dividends derived from interest and dividends received by a Fund, together with distributions of any short-term capital gains, if any, are taxable to the shareholders of the Fund, as ordinary income at Federal income tax rates of up to 39.6%, whether or not such dividends and distributions are reinvested in shares of such Fund or are received in cash.

   Under current law, distributions of net long-term gains, if any, realized by a Fund and designated as capital gains distributions will be taxed to the shareholders of that Fund as long-term capital gains regardless of the length of time the shares of that Fund have been held. Currently, long-term capital gains of individual investors are taxed at rates of up to 28%. Statements as to the Federal tax status of shareholders dividends and distributions will be mailed annually. Shareholders should consult their tax advisors concerning the tax status of the Funds dividends in their own states and localities.

   Ordinary dividends paid to corporate or individual residents of foreign countries generally are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will be required to provide the Fund with supporting documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

   Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Trust is required to withhold taxes

                                      - 55 -





   at  the  rate  of  31%  on  dividends,  capital  gains  distributions,  and
   redemptions.   Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

                             MANAGEMENT OF THE TRUST

   Investment Adviser

   The Trust is provided investment advice and management services by PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor"). The Advisor was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money
   Management Associates ("MMA"), a Maryland-based registered investment adviser. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA. From 1989 to 1992, Mr. Viragh was the Vice President of Sales and Marketing for The Rushmore Fund, Inc. Mr. Viragh received his bachelor s degree in Business Administration from Spring Hill College, of Mobile, Alabama, in 1964.

   The portfolio manager for the Nova Fund and the Juno Fund is Thomas Michael, who joined the Advisor in March 1994. From 1992 to February 1994, Mr. Michael was a financial markets analyst at Cedar Street Investment Management Co., of Chicago, Illinois, an institutional consulting firm specializing in developing hedging and speculative strategies in stock index futures contracts and U.S. Treasury bond futures contracts. From 1989 to 1991, Mr. Michael was the Director of Research for Chronometrics, Inc., of Chicago, Illinois, a registered commodity trading advisor and was responsible for managing the firm s proprietary, on-line trading model for twelve financial futures contracts. Mr. Michael received his bachelor of arts degree in Geology from Colgate University, of Hamilton, New York, in 1974.





   The portfolio manager of the Ursa Fund, the Metals Fund, the OTC Fund, the Bond Fund, and the Money Market Fund is Michael P. Byrum. Prior to joining the PADCO Advisors, Inc. organization in July 1993, Mr. Byrum worked for
   o n e   year  as  an  investor  representative  with  MMA.    Mr.  Byrum  s
   responsibilities  at  MMA  included  brokerage  solicitation  and  investor relations. Mr. Byrum received his bachelor s degree in Business Administration from Miami University, of Oxford, Ohio, in 1992.

   Under an investment advisory agreement between the Trust and the Advisor, dated May 14, 1993, and as most recently amended on September 25, 1996, the Funds each pay the Advisor a fee at an annualized rate, based on the average daily net assets for each respective Fund, of 0.75% for the Nova

                                      - 56 -





   Fund, the OTC Fund, and the Metals Fund, 0.90% for the Ursa Fund and the Juno Fund, and 0.50% for the Bond Fund and the Money Market Fund.

   The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares, except for expenses in connection with the distribution of shares of the Institutional Fund and the High Yield Fund that are paid by these two Rydex Funds in accordance with distribution plans adopted by these Rydex Funds pursuant to Rule 12b-1 under the 1940 Act.

   Servicer

   General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and as most recently amended on September 25, 1996. Under this service agreement, the Funds each pay the Servicer a fee at an annualized rate, based on the average daily net assets for each respective Fund, of 0.25% for the Nova Fund, Ursa Fund, and the Juno Fund and 0.20% for the other Funds.

   The Servicer provides the Trust and the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Funds under Federal and state securities laws. The Servicer also maintains the shareholder account records for the Trust and the Funds, distributes dividends and distributions payable by the Funds, and produces statements with respect to account activity for the Funds and their shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Trust; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

   Costs and Expenses



                                      - 57 -





   Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; t h e servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-
   interested Trustees fees and expenses. For the period from July 1, 1995 through June 30, 1996, the total expenses paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund were approximately 1.31%, 1.39%, 1.33%, 1.33%, 1.26%, 1.64%, and 0.99% of the respective Fund s average net assets.

                             PERFORMANCE INFORMATION

   Total Return Calculations

   From time to time, each of the Funds (other than the Money Market Fund) may advertise the total return of the Fund for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods for the Fund also may be included.

   The total return of a Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the Fund at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

   Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value. A more-detailed description of the method by which the total return of a Fund is calculated is contained in the Statement of Additional Information under "Calculation of Return Quotations."

   Yield Calculations

   In addition to total return information, the Bond Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by

                                      - 58 -





   analyzing the Bond Fund s net income per share for a thirty-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semi-annual compounding.

   For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the Commission to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Bond Fund in accordance with generally accepted accounting principles and from net income computed for Federal income tax reporting purposes. Thus, the yield computed for a period may be greater or lesser than the Bond Fund s then-current dividend rate.

   The Bond Fund s yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Bond Fund, portfolio maturity, and the Bond Fund s expenses.

   Yield quotations should be considered relative to changes in the net asset value of the Bond Fund s shares, the Bond Fund s investment policies, and the risks of investing in shares of the Bond Fund. The investment return and principal value of an investment in the Bond Fund will fluctuate so that an investor s shares, when redeemed, may be worth more or less than the original cost of such shares.

   From time to time, the Money Market Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Fund refers to the income generated by an investment in the Money
   Market Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A description of the respective methods by which the yield of the Bond Fund and the current and effective yields of the Money Market Fund are calculated is contained in the Statement of Additional Information under "Information on Computation of Yield."

   Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Bond Fund s or the Money Market Fund s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of the Bond Fund and the Money Market Fund should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

                                      - 59 -





   Comparisons of Investment Performance

   In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a Fund, comparisons of the performance information of the Fund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock E x c hange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a Fund s investment performance. In particular, performance information for the Nova Fund and the Ursa Fund may be compared to various unmanaged indexes, including, but not limited to, the S&P500 Index or the Dow Jones Industrial Average; performance information for the OTC Fund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 IndexTM; performance information for the Metals Fund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the XAU Index; and performance information for the Bond Fund and the Juno Fund may be compared to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index.

   In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information c o mpiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each Fund (other than the Money Market Fund) also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the Trust in performance reports, will be drawn from the "Capital Appreciation Funds" grouping for each of the Nova Fund and the Ursa Fund, from the "Small Company Growth Funds" grouping for the OTC Fund, from the "Precious Metals Funds" grouping for the Metals Fund, and from the "Bond Funds" grouping for the Bond Fund and the Juno Fund. In addition, the broad-based Lipper groupings may be used for comparison to any of the Funds. Additional information concerning the comparison of the investment performances of the Funds is contained in the Statement of Additional Information under "Performance Information."

   Further information about the performance of the Funds will be contained in the Trust s annual reports to shareholders, which may be obtained without charge by writing to the Trust at the address or telephoning the Trust at telephone number set forth on the cover page of this Prospectus.


                                      - 60 -





                          GENERAL INFORMATION ABOUT THE
                                      TRUST

   Organization and Description of Shares of Beneficial Interest

   The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on February 10, 1993, and has present authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class. Currently, the Trust has issued shares of nine separate classes: The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund,
   The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex High Yield Fund, The Rydex U.S. Government Money Market Fund, and The Rydex Institutional Money Market Fund. Other separate classes may be added in the future.

   All shares of the Funds are freely transferable. The Fund shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Fund shares have equal voting rights, except that, in a matter affecting a particular series in the Trust, only shares of that series may be entitled to vote on the matter. Shareholder inquiries can be made by telephone (at 800-820-0888 or 301-468-8520) or by mail (to 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852).

   Under the Delaware General Corporation Law, a registered investment company is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees of the Trust from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of Trust shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees of the Trust and will assist in communications with other Trust shareholders.

   Unlike the stockholder of a corporation, shareholders of a business trust such as the Trust could be held personally liable, under certain circumstances, for the obligations of the business trust. The Trust s Declaration of Trust, however, disclaims liability of the shareholders of the Trust, the Trustees, or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Trust shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust s obligations and this risk, thus, should be considered remote.

   Classification of the Funds

                                      - 61 -





   Each of the Funds (other than the Money Market Fund) is a "non-diversified" series of the Trust. A Fund is considered "non-diversified" because a relatively-high percentage of the Fund s assets may be invested in the securities of a limited number of issuers, primarily within the same industry or economic sector. That Fund s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a diversified investment company.

   A Fund s classification as a "non-diversified" investment company means that the proportion of the Fund s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund s total assets (a diversified investment company would be so limited with respect to 75% of such market value) be invested in cash, U.S. Government Securities, the securities of other regulated investment companies, and other securities, with such securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of Fund s total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of the Fund s total assets be invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies).

   Trustees and Officers

   The Trust has a Board of Trustees which is responsible for the general supervision of the Trust s business. The day-to-day operations of the Trust are the responsibility of the Trust s officers.

   Auditors

   Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors of and the independent public accountants for the Trust and each of the Funds.
















                                      - 62 -





   Custodian

   Pursuant to a separate custody agreement entered into by the Trust, Star Bank, N.A. (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds. Under the terms of this custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.




































                                      - 63 -









                       STATEMENT OF ADDITIONAL INFORMATION

                                RYDEX SERIES TRUST

                       6116 Executive Boulevard, Suite 400
                            Rockville, Maryland  20852
                                  (800) 820-0888
                                  (301) 468-8520

   The Rydex Series Trust (the "Trust") is a no-load mutual fund with nine separate investment portfolios (the "Funds" or "Rydex Funds"), seven of which Funds are described in this Statement of Additional Information. The Funds are principally designed for professional money managers and investors who intend to invest in the Funds as part of an asset-allocation or market-timing investment strategy. Sales are made, without sales charge, at each Fund s per share net asset value.

   Except for the Rydex U.S. Government Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. Each of these Funds seeks investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional Funds may be created from time to time.

   The following are the Funds and their benchmarks:

             FUND                                 BENCHMARK

    The Nova Fund            150% of the performance of the S&P 500 Composite
                             Stock Price IndexTM

    The Ursa Fund            Inverse (opposite) of the S&P 500 Composite Stock
                             Price IndexTM
    Rydex OTC Fund           NASDAQ 100 IndexTM (NDX)

    Rydex Precious Metals    Philadelphia Stock Exchange Gold/Silver IndexTM
    Fund                     (XAU)

    Rydex U.S. Government    120% of the price movement of current Long Treasury
    Bond Fund                Bond

    The Juno Fund            Inverse (opposite) of the price movement of the
                             current Long Treasury Bond


   The Trust also offers The Rydex U.S. Government Money Market Fund. This Fund seeks to provide security of principal, high current income, and

   PAGE
   liquidity by investing primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities. The securities of the Rydex U.S. Government Money Market Fund are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and an investment in this Fund is neither insured nor guaranteed by the United States Government. The Rydex U.S. Government Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

   The Funds (other than the Rydex U.S. Government Money Market Fund) may engage in certain aggressive investment techniques, which include engaging in short sales and transactions in options and futures contracts. The Nova Fund and the Rydex U.S. Government Bond Fund also may use the speculative technique known as leverage to increase funds available for investment. See "Borrowing." Investors in the Nova Fund may experience substantial losses during sustained periods of falling equity prices, while investors in the Ursa Fund and the Juno Fund may experience substantial losses during sustained periods of rising equity prices and declining interest rates respectively. Because of the inherent risks in any investment, there can be no assurance that any Fund s investment objective will be achieved.

   None of the Funds alone constitutes a balanced investment plan, and certain of the Funds involve special risks not traditionally associated with investment companies. The nature of the Funds generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a regulated investment company under the Federal tax laws. The Trust is not intended for investors whose principal objective is current income or preservation of capital and may not be a suitable investment for persons who intend to follow an "invest and hold" strategy. See "Special Risk Considerations in the Trust s Prospectus.

   The Trust also offers The Rydex Institutional Money Market Fund and, beginning on or about December 1, 1996 (subject to obtaining all necessary regulatory approvals), also will offer The Rydex High Yield Fund, each of which series of the Trust is described in a separate prospectus and a separate statement of additional information.

   This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectus, dated November 1, 1996, as supplemented May 1, 1997. A copy of the Trust s Prospectus is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.

   The date of this Statement of Additional Information is November 1, 1996, as supplemented May 1, 1997.







                                        2





                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS


                                                         Page


   THE RYDEX FUNDS                                 4

   INVESTMENT POLICIES AND TECHNIQUES              4

   INVESTMENT RESTRICTIONS                         11

   PORTFOLIO TRANSACTIONS AND BROKERAGE            15

   MANAGEMENT OF THE TRUST                         16

   PRINCIPAL HOLDERS OF SECURITIES                 20

   DETERMINATION OF NET ASSET VALUE                24

   PERFORMANCE INFORMATION                         26

   CALCULATION OF RETURN QUOTATIONS                27

   INFORMATION ON COMPUTATION OF YIELD       28

   DIVIDENDS, DISTRIBUTIONS, AND TAXES       29

   AUDITORS AND CUSTODIAN                          34

   FINANCIAL STATEMENTS                            34



















                                        3





   THE RYDEX FUNDS

   The Trust is an open-end management investment company, and currently is composed of nine separate series, including The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, The Rydex Institutional Money Market Fund, and The Rydex High Yield Fund (collectively, the "Funds"); other separate Funds may be added in the future. The Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Rydex U.S. Government Money Market Fund and the Rydex Institutional Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Funds seek investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy.

   Shares of any Fund may be exchanged, without any charge, for shares of any other Fund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the Fund, certain minimum investment levels are maintained (see "Exchanges"). Copies of the separate Prospectus and Statement of Additional Information for each of the Rydex High Yield Fund and the Rydex Institutional Money Market Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at (800) 820-0888 or (301) 468-8520.

   INVESTMENT POLICIES AND TECHNIQUES

   General

   Reference is made to the sections entitled "Investment Objectives and Policies" and "Investment Techniques and Other Investment Policies" in the Trust's Prospectus for a discussion of the investment objectives and policies of the Funds. In addition, set forth below is further information relating to the Funds. Portfolio management is provided to each Fund by t h e Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor").

   The investment strategies of the Funds discussed below, and as discussed in the Trust's Prospectus, may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate the Fund's activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

   Options Transactions


                                        4





   Options on Securities. The Nova Fund, The Rydex OTC Fund (the "OTC Fund"), and the Rydex Precious Metals Fund (the "Metals Fund") may buy call options and write (sell) put options on securities, and the Ursa Fund may buy put options and write call options on securities for the purpose of realizing the Fund's investment objective. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

   During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

   Options on Security Indexes. The Nova Fund, the OTC Fund, and the Metals Fund may purchase call options and write put options, and the Ursa Fund may purchase put options and write call options, on stock indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

   Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or high-grade, liquid short-term debt securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or high-grade, liquid short-term debt securities equal in value to the deficiency.





                                        5





   Foreign Securities

   The Metals Fund may invest in issuers located outside the United States. These purchases may be made by purchasing American Depository Receipts ("ADRs"), "ordinary shares," or "New York shares" in the United States. A D Rs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Metals Fund from the foreign settlement risks described below.

   Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

   Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

   At the present time, there are five major producers and processors of gold bullion and other precious metals and minerals. In order of magnitude, these producers and processors are: the Republic of South Africa, the former republics of the former Soviet Union, Canada, the United States, and Australia. Political and economic conditions in several of these countries may have a direct effect on the mining, distribution, and price of precious metals and minerals, and on the sales of central bank gold holdings,

                                        6





   particularly in the case of South Africa and the former republics of the former Soviet Union. South African mining stocks represent a special risk in view of the history of political unrest in that country. Besides that factor, various government bodies such as the South African Ministry of Mines and the Reserve Bank of South Africa exercise regulatory authority over mining activity and the sale of gold. The policies of these South African government bodies in the future could be detrimental to the Metals Fund's objectives.

   U.S. Government Securities

   The Rydex U. S. Government Bond Fund (the "Bond Fund") invests primarily in U.S. Government Securities, and each of the other Funds also may invest in U . S. Government Securities. The Juno Fund may enter into short t r ansactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the S t udent Loan Marketing Association, and the National Credit Union Administration.

   Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the Federal agency, while other obligations issued by or guaranteed by Federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored Federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.


                                        7





   Repurchase Agreements

   As discussed in the Trust's Prospectus, each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions
   o n l y with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than The Rydex U.S. Government Money Market Fund (the "Money Market Fund"), not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

   Zero Coupon Bonds

   The Bond Fund and the Juno Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate

                                        8





   the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

   Reverse Repurchase Agreements

   The Ursa Fund, the Juno Fund, and the Money Market Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be to the Fund's advantage to do so. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

   Borrowing

   The Nova Fund and the Bond Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund s portfolio assets increase in value and decrease more when the Fund s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Fund and the Bond Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Nova Fund and the Bond Fund intend to use leverage during periods when the Advisor believes that the respective Fund s investment objective would be furthered.

   Each Fund may borrow money to facilitate management of the Fund s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such


                                        9





   borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

   As required by the Investment Company Act of 1940, as amended (the 1940 Act ), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

   In addition to the foregoing, the Funds are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

   Lending of Portfolio Securities

   Subject to the investment restrictions set forth below, each of the Funds m a y lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Funds will not lend more than 33 % of the value of the Fund's total assets, except that the Money Market Fund will not lend more than 10% of the value of the Money Market Fund's total assets. Loans would be subject to termination by the lending Fund on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

   When-Issued and Delayed-Delivery Securities

   Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-

                                        10





   issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund s purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed delivery basis.

   Investments in Other Investment Companies

   The Funds (other than the Bond Fund and the Money Market Fund) presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
   Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Bond Fund and the Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

   If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund s shareholders will indirectly bear the Fund s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund s own operations.

   The  Trust  and  the  Advisor  have  applied to the Securities and Exchange
   Commission for an exemptive order that would permit other investment companies to invest in the Funds as part of a fund of funds arrangement (the FOF Order ). Once the Trust receives the FOF Order, and for as long as the FOF Order remains effective (and subject to the FOF Order being modified in the future), none of the Funds (including both the Bond Fund and the Money Market Fund) will invest in any securities of investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization. There is no assurance that the FOF Order will be issued.



                                        11





   The foregoing strategies, and those discussed in the Trust s Prospectus under the heading "Investment Objectives and Policies," may subject a Fund to the effects of interest rate fluctuations to a greater extent than would occur if such strategies were not used. While these strategies may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund, the Fund will be free to reduce or eliminate its activity in any of those areas without changing its fundamental investment policies. Certain provisions of the Internal Revenue Code, related regulations, and rulings of the Internal Revenue Service may also have the effect of reducing the extent to which the previously-cited techniques may be used by a Fund, either individually or in combination. Furthermore, there is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund s objectives.

   Illiquid Securities

   While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ( restricted securities ) under the Securities Act of 1933, as amended (the 1933 Act ), but which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund s net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund s investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the Commission ), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with m a turities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

   Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and other meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid

                                        12





   depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted  securities  is  a  question  of fact for a board of trustees to determine,  such  determination  to  be  based  on  a  consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, the trustees may delegate this function to an investment adviser. The trustees of the Trust (the
     Trustees ) have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund s liquidity.

   Portfolio Turnover

   As discussed in the Trust's prospectus, the Trust anticipates that investors in the Funds, as part of a market-timing or asset allocation investment strategy, will frequently exchange shares of the Funds for shares in other Funds pursuant to the exchange policy of the Trust as well as frequently redeem shares of the Funds (see "Exchanges" in the Trust's Prospectus). The nature of the Funds has caused the Funds to experience substantial portfolio turnover. Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced the Funds will continue to be substantial.

   "Portfolio Turnover Rate" is defined under the rules of the Securities and Exchange Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one year. All instruments held by a Fund during a specified period may have a remaining maturity of less than one year in which case the portfolio turnover rate for that period, under the definition, would be equal to zero. However, because of the nature of Funds as described above, the actual portfolio turnover of the Funds has been and it is anticipated that their actual portfolio turnover in the future will be unusually high.

   Tracking Error


                                        13





   While the Funds do not expect that the returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by a Fund and securities not included in the benchmark being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holds instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a Fund s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) market movements that run counter to a leveraged Fund s investments (which will cause divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging). Market movements that run counter to a leveraged Fund s investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined uptrend or downtrend in the market. When measured from price peak to price peak, across a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant.

   INVESTMENT RESTRICTIONS

   As described in the section of the Trust's Prospectus entitled "Investment Objectives and Policies," each of the Funds has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the Fund, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a Fund not specifically identified in this Statement of Additional Information or the Trust's Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require the elimination of any security from a Fund's portfolio.

   The following restrictions are applicable to the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Juno Fund:

   A Fund shall not:


                                        14





         1. Lend any security or make any other loan if, as a result, more than 33 % of the value of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or
               (ii) by engaging in repurchase agreements with respect to portfolio securities, or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

         2.    Underwrite securities of any other issuer.

         3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

         4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, 9, 10, 11, 13, and 14, as applicable to the Fund.

         5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

   The following restrictions are applicable to the Nova Fund, the Ursa Fund, the OTC Fund, the Bond Fund, and the Juno Fund:

   A Fund shall not:

         6. Invest in commodities except that the Fund may purchase and s e l l futures contracts, including those relating to securities, currencies, indexes, and options on futures contracts or indexes and currencies underlying or related to any such futures contracts, and purchase and sell currencies


                                        15





               (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

         7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

   The following restriction is applicable to the Ursa Fund, the OTC Fund, the Metals Fund, and the Money Market Fund:

   A Fund shall not:

         8. B o r row money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

   The following restriction is applicable to the Nova Fund, the OTC Fund, and the Metals Fund:

   A Fund shall not:

         9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").



   The following restriction is applicable to the Nova Fund and the Bond Fund:

   A Fund shall not:

         10. Borrow money, except the Fund may borrow money (i) from a bank in an amount not in excess of 33 % of the total value of the Fund's assets (including the amount borrowed) less the Fund's liabilities (not including the Fund's borrowings), and (ii)

                                        16





               for temporary purposes in an amount not in excess of 5% of the total value of the Fund's assets.

   The following restriction is applicable to the Ursa Fund and the Juno Fund:

   A Fund shall not:

         11. Make short sales of portfolio securities or maintain a short position unless at all times when a short position is open (i) the Fund maintains a segregated account with the Fund's custodian to cover the short position in accordance with the position of the Securities and Exchange Commission or (ii) the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

   The following restrictions are applicable to the Metals Fund:

   The Metals Fund shall not:

         12. Purchase and sell commodities or commodities contracts, but this shall not prevent the Metals Fund from: (a) trading in futures contracts and options on futures contracts; or (b) investing in precious-metals and precious minerals.

         13.   Invest  25%  or  more  of the value of the Metals Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that the Metals Fund will invest 25% or more of the value of the Metals Fund's total assets in the securities in the metals-related and minerals-related industries. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

   The following restriction is applicable to the Bond Fund:

   The Bond Fund shall not:

         14. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Bond Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin.

   The following restrictions are applicable to the Money Market Fund:

   The Money Market Fund shall not:



                                        17





         15. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

         16. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the M o ney Market Fund's portfolio securities will be made according to guidelines established by the Board of Trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

         17. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

         18.   Write or purchase put or call options.

         19. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger,
               c o nsolidation,   acquisition   of   assets,   or   plan   of
               reorganization.

         20. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

         21. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

   The following restriction is applicable to the Juno Fund:

        The Juno Fund shall not:

         22. B o r row money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. The Juno Fund shall not make purchases while borrowing in excess of 5% of the value of its total assets. For purposes of this limitation, Fund assets invested in reverse repurchase agreements are included in the amounts borrowed.

                                        18






   Furthermore, the Trustees have adopted additional investment restrictions for each Fund. These restrictions are not fundamental investment policies, but rather are operating policies of each Fund, as indicated, and may be changed by the Trustees without Fund shareholder approval. With respect to each of the Funds, except as otherwise indicated, these additional investment restrictions adopted by the Trustees, to date, are as follows:

         1.    The Fund will not invest in warrants.

         2.    The Fund will not invest in real estate limited partnerships.

         3. The Fund will not invest in mineral leases; except that the Metals Fund may invest in mineral leases although the Metals Fund does not presently intend to invest in such leases.


   In addition, none of the Funds presently intends:

         1. To lend the Fund's assets. If, in the future, a Fund does lend its assets, the Fund will adhere to all limitations on the Fund's ability to lend its assets as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

         2. To enter into currency transactions; except that the Metals Fund may enter into currency transactions although the Metals F u n d does not presently intend to enter into such transactions.

         3. To purchase illiquid securities. If in the future, a Fund does purchase illiquid securities, the Fund will not invest more than 15% of its net assets in illiquid securities; except that the Money Market Fund will not invest more than 10% of its net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

         4. T o purchase and sell real property (including limited partnership interests), to purchase and sell securities that are secured by real estate or interests therein, to purchase mortgage-related securities, or to hold and sell real estate acquired for the Fund as a result of the ownership of securities.

   If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of the Fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.


                                        19





   PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder

   The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Funds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Funds and the other client accounts.

   The policy of each Fund regarding purchases and sales of securities for the Fund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   Purchases and sales of U.S. Government securities are normally transacted t h rough issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

   In seeking to implement a Fund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the

                                        20





   Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale;
   statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

   The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the A d v i s or's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

   The Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund commenced operations on July 12, 1993, January 7, 1994, February 14, 1994, December 1, 1993, January 3, 1994, March 3, 1995, and December 3, 1993, respectively. For the period from inception to June 30, 1994, total brokerage commissions paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money Market Fund amounted to $150,696, $197,412, $23,577, $381,380,
   $6,324, and $0, respectively. For the period from July 1, 1994 (or inception, if later) to June 30, 1995, total brokerage commissions paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund amounted to $268,283, $494,223, $35,421, $550,858, $2,390, $14,999, and $0, respectively. For the period from July 1, 1995 to June 30, 1996, total brokerage commissions paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, The Juno Fund, and the Money Market Fund amounted to $293,000, $669,000, $673,000, $35,000, $11,000, $23,000, and $0, respectively.

   MANAGEMENT OF THE TRUST

   The Trustees are responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees and the officers of the Trust and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust.

   Trustees

                                        21





   *Albert P. Viragh, Jr. (55)

         Chairman  of  the  Board  of  Trustees  and  President of the Trust;
         Chairman of the Board, President, and Treasurer of PADCO Advisors, Inc., investment adviser to the Trust, 1993 to present; Chairman of the Board, President, and Treasurer of PADCO Service Company, Inc., shareholder and transfer agent servicer to the Trust, 1993 to present; Chairman of the Board of Managers of the Rydex Advisor
         Variable Annuity Account (the Separate Account ), a separate account of Great American Reserve Insurance Company, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Financial Services, Inc., a registered broker-dealer firm, and the Rydex Institutional Money Market Fund s principal underwriter, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment adviser, 1985 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Corey A. Colehour (51)

         Trustee of the Trust; Manager of the Separate Account, 1996 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment adviser, 1985 to present. Address:
         6116 Executive Boulevard, Suite 400, Rockville, Maryland  20852.

   J. Kenneth Dalton (56)

         Trustee of the Trust; Manager of the Separate Account, 1996 to present; Mortgage Banking Consultant and Investor, The Dalton Group, April 1995 to present; President, CRAM Mortgage Group, Inc. 1966 to April 1995. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Roger Somers (52)

         Trustee of the Trust; Manager of the Separate Account, 1996 to present; President, Arrow Limousine, 1963 to present. Address:
         6116 Executive Boulevard, Suite 400, Rockville, Maryland  20852.

   Officers












                                        22





   Robert M. Steele (38)

         Secretary and Vice President of the Trust; Vice President of PADCO Advisors, Inc., investment adviser to the Trust, 1994 to present;
         Secretary and Vice President of the Separate Account, 1996 to present; Vice President of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   Michael P. Byrum (26)

         Assistant Secretary of the Trust; Employee of PADCO Advisors, Inc., 1993 to present; portfolio manager of The Ursa Fund (since 1996), The Rydex Precious Metals Fund (since 1993), The Rydex OTC Fund (since 1997), The Rydex U.S. Government Bond Fund (since 1997),The Rydex U.S. Government Money Market Fund (since 1993), and The Rydex Institutional Money Market Fund (since 1996), each a series of the Trust; Assistant Secretary of the Separate Account, 1996 to present; Employee of PADCO Advisors II, Inc., investment adviser to the S e parate Account; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993; Student, Miami University, of Oxford, Ohio (B.A., Business Administration,
         1992). Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

   __________________________

   * This Trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

   Under an investment advisory agreement with the Advisor, dated May 14, 1993, and amended on November 2, 1993, and also amended on December 13, 1994, March 8, 1996, and September 25, 1996, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. The Trust currently is composed of nine separate series, the Nova Fund, the Ursa Fund, the Rydex OTC Fund, the Rydex Precious Metals Fund,
   the Rydex U.S. Government Bond Fund, the Juno Fund, the Rydex U.S. Government Money Market Fund, the Rydex High Yield Fund, and the Rydex Institutional Money Market Fund; other separate series may be added in the future. As of October 24, 1996, net Trust assets under management of the Advisor were approximately $1 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor the following fees at an annual rate based on the average daily net assets for each respective Fund, as set forth below:




                                        23





         The Nova Fund                                         0.75%
         The Ursa Fund                                         0.90%
         The Rydex OTC Fund                                    0.75%
         The Rydex Precious Metals Fund                  0.75%
         The Rydex U.S. Government Bond Fund       0.50%
         The Juno Fund                                         0.90%
         The Rydex U.S. Government Money Market Fund     0.50%

   The Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund commenced operations on July 12, 1993, January 7, 1994, February 14, 1994, December 1, 1993, January 3, 1994, March 3, 1995, and December 3, 1993, respectively. For the period from inception to June 30, 1994, total management fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money Market Fund to the Advisor amounted to $158,834, $193,185, $14,901, $16,816, $4,888, and $163,459, respectively. For the period from July 1, 1994 (or inception, if later) to June 30, 1995, total management fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $411,286, $1,587,040, $361,659, $221,309, $7,704, $29,837, and $727,027,
   respectively. For the period from July 1, 1995 to June 30, 1996, total management fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $1,022,794, $1,607,706, $541,443, $406,902, $97,820,
   $174,866, and $891,864, respectively.

   The Advisor reimbursed the Bond Fund $0, $5,831, and $0 for the fiscal years ended June 30, 1994, 1995, and 1996, respectively.

   The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.


   General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and amended on March 8, 1996 and also amended on September 25, 1996. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

                                        24





   Under this service agreement, the Funds pay the Servicer the following fees at an annual rate based on the average daily net assets for each respective Fund, as set forth below:

         The Nova Fund                                         0.25%
         The Ursa Fund                                         0.25%
         The Rydex OTC Fund                                    0.20%
         The Rydex Precious Metals Fund                  0.20%
         The Rydex U.S. Government Bond Fund       0.20%
         The Juno Fund                                         0.25%
         The Rydex U.S. Government Money Market Fund     0.20%

   For the period from inception to June 30, 1994, total service fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money Market Fund to the Advisor amounted to $37,545, $53,647, $3,973, $4,641, $1,955, and $65,383, respectively. For the period from July 1, 1994 (or inception, if later) to June 30, 1995, total service fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $137,082, $440,721, $96,637, $59,001, $3,333, $8,232, and $290,811,
   respectively. For the period from July 1, 1995 to June 30, 1996, total service fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $327,476, $451,107, $123,358, $114,476, $37,793,
   $47,333, and $403,167, respectively.

   Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, distributes dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

   Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; t h e servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp,

                                        25





   excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; d u e s and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

   For the period from inception to June 30, 1994, the total expenses of Fund operations borne by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money Market Fund to the Advisor amounted to $376,156, $367,676, $44,250, $45,787, $30,901, and $384,373, respectively.
   For the period from July 1, 1994 (or inception, if later) to June 30, 1995, the total expenses of Fund operations borne by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $785,175, $2,441,508, $680,241, $405,626, $40,599, $51,932, and $1,290,628, respectively. For the period from July 1, 1995 to June 30, 1996, the total expenses of Fund operations borne by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $1,747,874, $2,469,816, $916,004, $704,167, $236,172,
   $320,232, and $1,758,657, respectively.

   The aggregate compensation paid by the Trust to each of its trustees serving during the fiscal year ended June 30, 1996, is set forth in the table below:


























                                        26






                                                       Pension or
                                                   Retirement Benefits   Estimated Annual
                                  Aggregate        Accrued as Part of      Benefit upon
        Name of Person,       Compensation from   the Trust s Expenses      Retirement
           Position              the Trust**
    Albert P. Viragh, Jr.*            $0                   $0                   $0
    Chairman and President
       Corey A. Colehour            $7,500                 $0                   $0
            Trustee
       J. Kenneth Dalton            $4,500                 $0                   $0
            Trustee
         Roger Somers               $7,500                 $0                   $0
            Trustee


   __________________

   *  Denotes an  interested person  of the Trust.
   ** Mr.  David R. Petersen, who resigned as a Trustee, effective October 13,
      1995, was paid $2,000 in aggregate compensation by the Trust during the fiscal year ended June 30, 1996.

   PRINCIPAL HOLDERS OF SECURITIES

   As of October 17, 1996, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.




















                                       27





   Fund          Name and Address        Number of             %Ownership
                                         Shares

   Nova          National Financial        4,638,399.963         26.6%1/
   Fund          Services Corp.
                 P.O. Box 3908
                 New York, NY 10008

                 Schwab & Company          2,846,108.327         16.3%1/
                 101 Montgomery Street
                 San Francisco, CA 94104

                 First Trust Corp.         1,085,284.837          6.2%1/
                 P.O. Box 173736
                 Denver, CO 80217

                 Record Owner for:

                   Portfolio Advisory      1,085,284.837          6.2% 2/
                   Services
                   725 South Figueroa
                   Suite 2328
                   Los Angeles, CA
                   90017


   Nova          Donaldson Lufkin          1,077,196.868          6.2%1/
   Fund          Jenrette
   (conti-       P.O. Box 2052
   nued)         Jersey City, NJ 07303

                 First Trust Corp.           886,137.511          5.1%1/
                 P.O. Box 173736
                 Denver, CO 80217

                 Record Owner for:

                   Keystone Capital          886,137.511          5.1%2/
                   Management
                   The Hatten Building
                   Suite 313
                   Gulfport, MS 39502

   Ursa          Schwab & Company          7,394,264.720         17.1%1/
   Fund          101 Montgomery Street
                 San Francisco, CA 94104




                                                 28





   Fund          Name and Address        Number of             %Ownership
                                         Shares
                 National Financial        4,025,622.414          9.3%1/
                 Services Corp.
                 P.O. Box 3908
                 New York, NY 10008

                 Donaldson Lufkin          3,290,932.667          7.6%1/
                 Jenrette
                 P.O. Box 2052
                 Jersey City, NJ 07303

                 Schwab & Company          2,681,825.883          6.2%1/
                 101 Montgomery Street
                 San Francisco, CA 94104

   OTC Fund      First Trust Corp.         1,742,714.527         25.3%1/
                 P.O. Box 173736
                 Denver, CO 80217

                 Record Owner for:

                   Keystone Capital        1,742,714.527         25.3%2/
                   Management
                   The Hatten Building
                   Suite 313
                   Gulfport, MS 39502

                 Donaldson Lufkin            650,141.713          9.4%1/
                 Jenrette
                 P.O. Box 2052
                 Jersey City, NJ 07303

                 Stocktontrust Nominee       575,744.824          8.4%1/
                 Partnership
                 c/o Stockton Trust,
                 Inc.
                 3001 East Camelback
                 Phoenix, AZ 85016

   OTC Fund      First Trust Corp.           502,513.450          7.3%1/
   (conti-       P.O. Box 173736
   nued)         Denver, CO 80217

                 Record Owner for:

                   Potomac Fund              502,513.450          7.3%2/
                   Management
                   19522 Clubhouse Road
                   Gaithersburg, MD
                   20879

                                                 29





   Fund          Name and Address        Number of             %Ownership
                                         Shares

                 First Trust Corp.           483,725.149          7.0%1/
                 P.O. Box 173736
                 Denver, CO 80217

                 Record Owner for:

                   Trendline Research &      483,725.149          7.0%2/
                   Mgmt.
                   1100 Boulders
                   Parkway
                   Suite 702
                   Richmond, VA 23225

   Precious      First Trust Corp.           544,187.863         16.1%1/
   Metals        P.O. Box 173736
   Fund          Denver, CO 80217

                 Record Owner for:

                   Clark Capital             544,187.863         16.1%2/
                   1735 Market Street
                   Philadelphia, PA
                   19103

                 Donaldson Lufkin            226,588.181          6.7%1/
                 Jenrette
                 P.O. Box 2052
                 Jersey City, NJ 07303

   U.S.          Independent Trust           265,817.521         21.3%1/
   Govern-       Corporation
   ment          15255 S. 94th Avenue
   Bond          Suite 303
   Fund          Orland Park, IL 60462-
                 3897

                 Record Owner for:

                   Brookstreet               265,817.521        21.3%2/
                   Securities
                   2361 Campus Drive
                   Suite 210
                   Irvine, CA 92715






                                                 30





   Fund          Name and Address        Number of             %Ownership
                                         Shares
   U.S.
   Govern-       National Financial          214,773.435        17.2%1/
   ment          Services Corp.
   Bond          P.O. Box 3908
   Fund          New York, NY  10008
   (conti-
   nued)
                 Independent Trust           129,575.912        10.4%1/
                 Corporation
                 15255 S. 94th Avenue
                 Suite 303
                 Orland Park, IL 60462-
                 3897

                 Record Owner for:

                   Brookstreet               129,575.912        10.4%2/
                   Securities
                   2361 Campus Drive
                   Suite 210
                   Irvine, CA 92715

                 Independent Trust            92,026.093         7.4%1/
                 Corporation
                 15255 S. 94th Avenue
                 Suite 303
                 Orland Park, IL 60462-
                 3897

                 Record Owner for:

                   Trendstat Capital          92,026.093         7.4%2/
                     Management, Inc.
                   6991 East Camelback
                   Suite D210
                   Scottsdale, AZ 85251

   Juno          National Financial          168,993.240        11.7%1/
      Fund         Services Corp.
                 P.O. Box 3908
                 New York, NY  10008

                 Donaldson Lufkin            135,642.359         9.4%1/
                            Jenrette
                 P.O. Box 2052
                 Jersey City, NJ  07303



                                                 31





   1/   Record owner only.
   2/   Beneficial owner only.

   As of the date of this Statement of Additional Information, the Trustees and the officers of the Trust, as a group, owned, of record and beneficially, less than 1.0% of the outstanding shares of each Fund.

   DETERMINATION OF NET ASSET VALUE

   The Money Market Fund will utilize the amortized cost method i n v aluing its portfolio securities for purposes of determining the net asset value of the shares of the Money Market Fund. The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant
   a m o rtization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less
   (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

   The Money Market Fund's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"), and is conditioned on the Money Market Fund's compliance with various conditions including: (a) the Board is obligated, as a particular responsibility within the overall duty of care owed to the M o ney Market Fund's shareholders, to establish written procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures should provide for (i) the calculation, at such intervals as the Trustees determine are

                                       32





   appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) the periodic review by the Trustees of the amount of deviation as well as methods used to calculate the amount of deviation; and
   (iii) the maintenance of written records of the procedures, the Trustees considerations made pursuant to the procedures and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as the Trustees deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, or, as provided by the Trust's Declaration of Trust, reducing the number of the outstanding shares of the Money Market Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders. Any reduction of the outstanding shares of the Money Market Fund will be effected by having each shareholder proportionately contribute to the Money Market Fund's capital the shares necessary to eliminate or reduce the material dilution or other unfair results to investors or existing shareholders. Each Money Market Fund shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Money Market Fund.

   The Rule further requires that the Money Market Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the Money Market Fund's objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than thirteen months. Should the disposition of a portfolio s e curity result in a dollar-weighted average portfolio maturity of more than 90 days, the Money Market Fund would be required to invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

   Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Money Market Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or, in the case of an


                                       33





   instrument called for redemption, the date on which the redemption payment must be made.

   A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

   An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b) either (i) is rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NSRO has issued a short-term rating with respect to the security, then by that NSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Trustees to be of comparable quality to any such rated security.

   As permitted by the Rule, the Trustees have delegated to the Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

   If the Trustees determine that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

   The Money Market Fund will manage its portfolio in an effort to maintain a constant $1.00 per share price, but the Money Market Fund cannot assure that the value of the shares of the Money Market Fund will never deviate from this price. Since dividends from net investment income (and net short-term capital gains, if any) are declared and accrued on a daily b a sis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise,

                                       34





   r e alized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Money Market Fund's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Money Market Fund's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then-accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then-accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Money Market Fund may reduce or eliminate the payment of daily dividends for a period of time in an effort to restore the Money Market Fund's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Money Market Fund may reduce or eliminate the payment of dividends, and utilize a net asset value per share as determined by using available market quotations, or reduce the number of Money Market Fund shares outstanding.






























                                       35





   PERFORMANCE INFORMATION

   From time to time, each of the Funds (other than the Money M a r ket Fund) may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

   Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be
   c o m pared to the record of various unmanaged indexes. Performance information for the Nova Fund, the Ursa Fund, and the Metals Fund may be compared to various unmanaged indexes, including, but not limited to, the S&P500 Index or the Dow Jones Industrial Average. Performance information for the Metals Fund also may be compared to its current benchmark, the XAU Index. Performance information for the OTC Fund may be compared to various unmanaged indexes, including, but not limited to, its current benchmark, the NASDAQ 100 IndexTM, and the NASDAQ Composite IndexTM. The NASDAQ Composite IndexTM comparison may be provided to show how the OTC Fund's total return compares to the record of a broad average of over-the-counter stock prices over the same period. The OTC Fund has the ability to invest in securities not included in the NASDAQ 100 IndexTM or the NASDAQ Composite IndexTM, and the OTC Fund's investment portfolio may or may not be similar in composition to NASDAQ 100 IndexTM or the NASDAQ Composite IndexTM. The NASDAQ Composite IndexTM is based on the prices of an unmanaged group of stocks and, unlike the OTC Fund's returns, the returns of the NASDAQ Composite IndexTM, and such other unmanaged indexes, may assume the reinvestment of dividends, but generally do not reflect payments of brokerage commissions or deductions for operating costs and other expenses of investing. Performance information for the Bond Fund and the Juno Fund may be compared to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index.

   S u ch unmanaged indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent

                                       36





   organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Accordingly, the Lipper ranking and comparison, which may be used by the Trust in p e r formance reports, will be drawn from the "Capital Appreciation Funds" grouping for each of the Nova Fund and the Ursa Fund, from the "Small Company Growth Funds" grouping for the OTC Fund, from the "Precious Metals Funds" grouping for the Metals Fund, and from the "Bond Funds" grouping for the Bond Fund and the Juno Fund. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in all mutual funds are always changing, a Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size c l a s s , as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.


   CALCULATION OF RETURN QUOTATIONS

   For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund) to that of other m u tual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC Rules"), Funds advertising performance must include total return quotes calculated according to the following formula:




















                                       37






                            P(1+T)n=ERV

        Where:  P =        a  hypothetical  initial  payment  of
                           $1,000;

                T =        average annual total return;

               n =        number of years (1, 5, or 10); and

             ERV = ending  redeemable value of a hypothetical
                   $1,000  payment  made  at the beginning of
                   the 1, 5, or 10 year periods at the end of
                   t h e   1,  5,  or  10  year  periods  (or
                   fractional portion thereof).

   Under   the  foregoing  formula,  the  time  periods  used  in
   advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Trust. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

   From time to time, each Fund, other than the Money Market Fund, also may include in such advertising a total return figure that is not calculated according to the formula set f o r th above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the total return of a Fund with data published by Lipper Analytical Services, Inc., or with the performance of the S&P500 Index or the Dow Jones Industrial Average for each of the Nova Fund and the Ursa Fund, the NASDAQ 100 IndexTM for the OTC Fund, the XAU Index for the Metals Fund, and the Lehman Government (LT) Index for the Bond Fund and the Juno Fund, each respective Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

                                       38





   For the one year period ended June 30, 1996, and for the p e r i o d from inception of the Funds (see "Portfolio Transactions and Brokerage") to June 30, 1996, the average annual compounded rate of return of the respective Funds (other than the Money Market Fund), assuming the reinvestment of all dividends and distributions, was as follows:

                                  One Year   From Inception
     The Nova Fund                 32.77%        71.89%
     The Ursa Fund                -14.11%        -22.21%
     The Rydex OTC Fund            26.44%        65.03%
     The Rydex Precious Metals     3.67%         -8.72%
     Fund                          -1.48%        -1.75%
     The Rydex U.S. Government     4.30%         -5.30%
     Bond Fund
     The Juno Fund


   INFORMATION ON COMPUTATION OF YIELD

   The Bond Fund. In addition to the total return quotations discussed above, the Bond Fund also may advertise the Bond Fund's yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Bond Fund earned during the period by the maximum offering price per Bond Fund share on the last day of the period, according to the following formula:

                   YIELD =  2[(  a-b  +1)6-1]
                                 cd

    Where:   a =   dividends and interest earned during the
                   period;

             b = expenses accrued for the period (net of reimbursements);

             c  =  the  average  daily  number  of  shares
                   outstanding during the period that were entitled to receive dividends; and

             d = the maximum offering price per share on the last day of the period.

   Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Bond Fund

                                       39





   based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest),
   (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Bond Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Bond Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

   The Bond Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

   Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.

   The Bond Fund's yield as of June 30, 1996, based on a thirty-day base period, was approximately 1.37%.

   The Money Market Fund. The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base


                                       40





   period return, and then multiplying the base period return by (365/7).

   The Money Market Fund's annualized effective yield, as may be q u oted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

   The   Money  Market  Fund's  annualized  effective  yield  and
   annualized  current yield, for the seven-day period ended June
   30, 1996, were 4.15% and 4.07%, respectively.

   The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

   Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield fluctuates.

   DIVIDENDS, DISTRIBUTIONS, AND TAXES

   Dividends and Distributions. Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." All such distributions of a Fund normally automatically will be reinvested without charge in additional shares of the same Fund.

   As discussed in the Trust's Prospectus, the Money Market Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes,

                                       41





   includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses r e a l ized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Money Market Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market Fund.

   The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the Trustees may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (i.e., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

   With respect to the investment by the Bond Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Bond Fund each year, even though the Bond Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Bond Fund which must be distributed to shareholders of the Bond Fund in order to maintain the qualification of the Bond Fund as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), as described immediately below under "Regulated Investment Company Status," and to avoid Federal income tax at the level of the Bond Fund. Shareholders of the Bond Fund will be subject to income tax on such original issue discount, whether or not such shareholders elect to receive their distributions in cash.

   Regulated Investment Company Status. As a RIC, a Fund would not be subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has

                                       42





   owned the shares. Fund shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

   Shareholders of the Money Market Fund will be subject to Federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to a shareholder of the Money Market Fund as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares of the Money Market Fund or in cash. Since the Money Market Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the Federal dividends received deduction available to corporations.

   Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized long- and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, each Fund generally must distribute at least 98% of its income, including its net long-term capital gains. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test. The Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% Test.

   In addition, under the Code, a Fund will not qualify as a RIC for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). These requirements may also restrict the extent of a Fund's a c tivities in option and other portfolio transactions. Specifically, the 30% Test will limit the extent to which a Fund may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; and (iii) effect closing transactions with respect to call or put options that have been written or purchased within

                                       43





   the preceding three months. Finally, as discussed below, this 30% Test requirement also may limit investments by a Fund in futures contracts and options on stock indexes, securities, and futures contracts.

   Each of the Funds, other than the Money Market Fund, expects to have greater difficulty than other mutual funds in satisfying the 30% Test because of frequent redemptions and exchanges of shares that are expected to occur as investors in the Fund seek to take advantage of anticipated changes in market conditions as a part of their market-timing investment strategies. To minimize the risk that it will not satisfy the 30% Test because of such frequent redemptions and exchanges of shares, each Fund will seek to meet that Fund's obligations in c o n nection with redemptions and exchanges without the realization of gains on the sales of stock or securities, options, futures or forward contracts, options on futures c o n tracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies). In this regard, the Fund will seek (consistent with the Fund's investment strategies) to use available cash, proceeds of borrowing facilities, proceeds of the sale of stock or securities, options, futures or forward contracts, options on futures contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies) that have been held for three months or more, and the proceeds of the sale of such assets that produce either no gain or the smallest amount of such gain.

   Section 851(h)(3) of the Code provides a special rule for series mutual funds with respect to the 30% Test. Pursuant to
   Section 851(h)(3), a RIC that is part of a series fund will not fail the 30% Test as a result of sales made within five days of "abnormal redemptions" if: (i) the sum of the percentages for abnormal redemptions exceeds 30%; and (ii) the RIC of which such fund is a part would meet the 30% Test if all the funds of the investment company were treated as a single corporation. Abnormal redemptions are defined as redemptions which occur on any day when net redemptions exceed one percent of net asset value. If abnormal redemptions require a Fund to sell securities with a holding period of less than three months, the Fund intends to make those sales within five days of such redemptions so as to qualify for the exclusion afforded by Section 851(h)(3) of the Code if it is possible to do so. Despite each Fund's objective to satisfy the requirements of Section 851 of the Code, there can be no assurance that a Fund's efforts to achieve that objective will be successful.

   If a Fund does not satisfy the 30% Test for the Fund's first taxable year, or for any subsequent taxable year, the Fund will not qualify as a RIC for that year. If a Fund fails to

                                       44





   qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return to an investor from an investment in the Fund.

   In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

   If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service (the "IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

   If a Fund determines that the Fund will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

   When a Fund, other than the Money Market Fund, is required to sell securities to meet significant redemptions or exchanges, the Fund may enter into futures contracts as a hedge against price changes in the securities to be sold. Gains realized by the Fund upon closing out the Fund's position in these contracts are subject to the 30% Test. Ordinarily, these gains could not be offset by declines in the value of the hedged securities for purposes of the 30% Test. Section 851(g)(1) of the Code, however, provides that, in the case of a "designated hedge," for purposes of the 30% Test, increases

                                       45





   and decreases in value (during the period of the hedge) of positions which are part of the hedge are to be netted.
   Section 851(g)(2) of the Code provides that a "designated hedge" exists when: (i) the taxpayer's risk of loss with respect to any position in property is reduced by reason of a c o n tractual obligation to sell substantially identical property; and (ii) the taxpayer clearly identifies the positions which are part of the hedge in the manner prescribed in the IRS regulations.

   IRS regulations have not yet been issued specifying how this identification requirement can be satisfied. The legislative history with respect to Section 851(g) states that, prior to issuance of regulations, the identification requirement is satisfied either by: (i) placing the positions that are part of the hedge in a separate account that is maintained by a broker, futures commission merchant ("FCM"), custodian, or similar person, and that is designated as a hedging account, provided that such person maintaining such account makes notations identifying the hedged and hedging positions and the d a te on which the hedge is established; or (ii) the designation by such a broker, FCM, custodian, or similar person of such positions as a hedge for purposes of these provisions, provided that the RIC is provided with a written confirmation stating the date that the hedge is established and identifying the hedged and hedging positions.

   When a Fund, other than the Money Market Fund, enters into futures contracts to hedge against price changes of securities to be sold, the Fund may identify such securities and contracts as a hedge so as to qualify under Section 851(g)(1) of the Code. There can be no assurances, however, that a Fund (or the Fund's agents) will be able to comply with the identification requirements that may be contained in future IRS regulations. Moreover, the netting rule of Section 851(g)(1) is available only if the securities to be sold and the property subject to the futures contracts constitute "substantially identical" property. Each of the Funds, other than the Money Market Fund, generally intends to sell pro rata the securities being hedged, but it is unclear whether the s e c urities and the futures contracts would constitute "substantially identical" property.

   Special Considerations Applicable to The Rydex Precious Metals Fund. In general, with respect to the Metals Fund, gains from "foreign currencies" and from foreign currency options,
   f o reign  currency  futures,  and  forward  foreign  exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Metals Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument

                                       46





   or how foreign currency options, futures, or forward contracts will be valued for purposes of the RIC diversification requirements applicable to the Metals Fund.

   Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, Code
   Section 988 gains or losses will increase or decrease the amount of the Metals Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Metals Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Metals Fund would not be able to make any ordinary dividend distributions.

   The Metals Fund may incur a liability for dividend withholding tax as a result of the Metals Fund's investment in stock or securities of foreign corporations. If, at any year end, more than 50% of the assets of the Metals Fund are comprised of stock or securities of foreign corporations, the Metals Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by the Metals Fund. The Metals Fund will make such an election only if the Metals Fund deems this to be in the best interests of its shareholders. If the Metals Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in the Metals Fund.

   Transactions By the Funds. If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term or long-term capital gain to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term or long-term capital gain or loss depending on the Fund's holding period for the underlying security or underlying futures contract. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund


                                       47





   depending on the Fund's holding period for the underlying security or underlying futures contract.

   With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

   A Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

   Each of the Nova Fund, the Ursa Fund, the OTC Fund, and the Metals Fund in its operations also will utilize options on stock indexes. Options on "broad based" stock indexes are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-
   term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

   The trading strategies of each of the Nova Fund, the Ursa Fund, the OTC Fund, and the Metals Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these four Funds will also have available to the Fund a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.



                                       48





   A Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

   Back-Up Withholding. Each Fund is required to withhold and remit to the U.S. Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Trust with a correct taxpayer identification number, who fails to report fully dividend or interest income, or who fails to certify to the Trust that the shareholder has provided a c o r r e ct taxpayer identification number and that the shareholder is not subject to withholding. (An individual's taxpayer identification number is the individual's social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

   Other Issues. Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from Federal tax treatment.

   Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to Federal, state, or local taxes.

   AUDITORS AND CUSTODIAN

   Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors and the independent certified public accountants of the Trust and each of the Funds. Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as the Custodian bank for the Trust and each of the Funds.









                                       49





   FINANCIAL STATEMENTS

   The Financial Statements (audited) of the Trust for the fiscal year ended June 30, 1996, are incorporated by reference from the Trust's 1996 Annual Report to Shareholders. Copies of the Trust's Annual Report may be obtained without charge by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.












































                                       50